                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:  811-7345


                            CDC Nvest Funds Trust III
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        399 Boylston Street, Boston, Massachusetts        02116
--------------------------------------------------------------------------------
          (Address of principal executive offices)      (Zip code)

                             John E. Pelletier, Esq.
                  CDC IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (617) 449-2801

Date of fiscal year end:  December 31, 2003

Date of reporting period: June 30, 2003

Item 1.  Reports to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                           [LOGO] CDC Nvest Funds(SM)

                        CDC IXIS Asset Management Distributors

[GRAHIC]

Equity Funds
Semiannual Report

June 30, 2003

CDC Nvest Capital Growth Fund
Westpeak Global Advisors

CDC Nvest Growth and Income Fund
Harris Associates

CDC Nvest International Equity Fund
Loomis, Sayles & Company

CDC Nvest Large Cap Growth Fund
Vaughan, Nelson, Scarborough & McCullough

CDC Nvest Select Fund
Harris Associates

CDC Nvest Targeted Equity Fund
Capital Growth Management Limited Partnership

                                TABLE OF CONTENTS

Management Discussion ....................................................Page 1

Risks of the CDC Nvest Equity Funds .....................................Page 13

Schedule of Investments .................................................Page 14

Financial Statements ....................................................Page 25

                          CDC Nvest Capital Growth Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks long-term growth of capital
--------------------------------------------------------------------------------

Strategy:

Invests primarily in common stocks of large- and mid-cap companies in any industry
--------------------------------------------------------------------------------

Inception Date:

August 3, 1992
--------------------------------------------------------------------------------

Manager:

Westpeak Global
Advisors, L.P.
Team Management

Symbols:

Class A   NEFCX
Class B   NECBX
Class C   NECGX

--------------------------------------------------------------------------------
Net Asset Value Per Share:

(June 30, 2003)

Class A   $9.66
Class B    8.49
Class C    8.47

                                                           Management Discussion
--------------------------------------------------------------------------------

The first half of 2003 included a solid rebound for stock prices that began in March, as investors became more confident that the military campaign in Iraq would be swift and successful. For the six months ended June 30, 2003, CDC Nvest Capital Growth Fund's total return was 12.59% based on the net asset value of Class A shares. The fund trailed its benchmark, the Russell 1000 Growth Index, which returned 13.09%, and was near the middle of its Morningstar Large Growth category, which averaged a return of 12.70%.

Large tech stocks rally

Despite lingering uncertainties, investors seem ready to put their money back to work. The star performers in the recent rally included large-cap technology companies whose stock prices had been particularly hard hit during the past few years. Some stocks enjoyed a rally of a magnitude not seen since the technology bubble days of 1999.

Leading companies in computer hardware and software as well as semiconductors were among the fund's largest holdings as of June 30 because we believe they are due for a sustained rally. Individual stocks that performed well during the period included Intel and Cisco, both among the fund's largest holdings. Intel's performance was disappointing last year, but we held the stock and it has proven to be one of the most rewarding stocks in the semiconductor industry. Cisco Systems, also among the fund's largest holdings, has had six straight quarters of positive earnings, giving investors increasing confidence in the stock. Among the fund's financial services holdings, Capital One Financial has been a strong performer; we believe it is still modestly priced relative to its earnings, and we have been adding to the fund's holdings in the stock.

Not all tech giants were leaders in the rally. One of the fund's largest holdings, Microsoft, gained only modestly during the first half of 2003. However, we believe some of the products Microsoft has in its pipeline will support strong earnings growth.

Sector strategy also favors healthcare companies

We continue to hold Johnson & Johnson, one of the world's largest, most diversified healthcare companies. The company's major presence in the drug and medical industries makes it attractive at this stage in the economic cycle. Varian Medical Systems also looks healthy because of the quality of its earnings; it has enjoyed strong profit growth in the past several quarters from its x-ray and oncology products.

Portfolio sales reflected strategy adjustments

We wanted to trim the fund's holdings in financial services, so we took losses in American Express and Freddie Mac, and sold MBNA on strength. Both Capital One and MBNA are leading financial companies that participated in the rally this spring, although the former was the better performer of the two. We also sold Nu Skin Enterprises at a loss. This home-products company's costs were higher than anticipated, flattening earnings. We sold Oracle on strength following a run up in the price of the stock and we increased the fund's energy holdings slightly. However, we decreased the fund's position in consumer discretionary stocks, taking profits in Wal-Mart and Nike. In general, we continue to hold relatively modest positions in consumer stocks at this stage in the economic cycle.

Earnings are expected to drive the market

While it remains to be seen whether the Federal Reserve Board's rate cuts will help to reinvigorate the economy, we believe the staying power of this spring's stock-price rally hinges on corporate earnings. Consequently, we have structured CDC Nvest Capital Growth Fund's portfolio to benefit more from corporate spending than from consumer activity.

                          CDC Nvest Capital Growth Fund

                                        Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Capital Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                       June 30, 1993 through June 30, 2003

                                             Russell
                                              1000
                                             Growth
                Class A        Class A       Index/4/
               @ N.A.V/1/     @ M.S.C./2/   ----------
  Month        Cumulative     Cumulative    Cumulative
   End            Value          Value         Value
----------     ----------     ----------    ----------
 6/30/1993       10,000          9,425        10,000
                  9,768          9,206         9,821
                 10,157          9,573        10,224
                 10,382          9,785        10,149
                 10,443          9,843        10,431
                 10,164          9,579        10,361
                 10,473          9,871        10,539
                 10,802         10,181        10,784
                 10,521          9,916        10,586
                  9,959          9,386        10,075
                  9,945          9,373        10,121
                  9,904          9,334        10,274
 6/30/1994        9,479          8,934         9,970
                  9,842          9,276        10,311
                 10,260          9,671        10,885
                 10,089          9,509        10,738
                 10,528          9,923        10,990
                 10,069          9,490        10,638
                 10,302          9,709        10,816
                 10,384          9,787        11,047
                 10,796         10,175        11,510
                 11,152         10,511        11,846
                 11,324         10,673        12,105
                 11,639         10,970        12,526
 6/30/1995       12,414         11,700        13,010
                 12,970         12,224        13,550
                 13,203         12,444        13,565
                 13,649         12,864        14,190
                 13,432         12,660        14,200
                 13,758         12,967        14,752
                 13,470         12,696        14,837
                 13,719         12,930        15,333
                 14,077         13,268        15,613
                 13,945         13,144        15,633
                 14,641         13,799        16,045
                 15,080         14,212        16,605
 6/30/1996       14,875         14,019        16,628
                 13,850         13,054        15,654
                 14,377         13,550        16,058
                 15,570         14,675        17,227
                 15,562         14,667        17,331
                 16,338         15,398        18,632
                 15,766         14,860        18,267
                 16,658         15,700        19,548
                 16,200         15,268        19,416
                 14,989         14,127        18,365
                 15,635         14,736        19,585
                 17,010         16,032        20,998
 6/30/1997       17,485         16,479        21,839
                 18,712         17,636        23,770
                 17,853         16,826        22,379
                 18,392         17,334        23,480
                 17,649         16,634        22,612
                 18,111         17,069        23,573
                 18,483         17,420        23,837
                 18,631         17,560        24,549
                 19,910         18,765        26,396
                 20,799         19,603        27,448
                 21,169         19,952        27,828
                 20,660         19,472        27,039
 6/30/1998       21,735         20,485        28,695
                 21,531         20,293        28,505
                 18,112         17,071        24,227
                 19,199         18,095        26,088
                 20,601         19,417        28,184
                 21,838         20,583        30,328
                 23,857         22,485        33,063
                 25,057         23,616        35,004
                 23,649         22,289        33,405
                 24,169         22,779        35,165
                 24,641         23,225        35,210
                 24,191         22,800        34,128
 6/30/1999       25,472         24,008        36,518
                 24,907         23,474        35,357
                 25,126         23,681        35,935
                 24,759         23,336        35,180
                 26,484         24,961        37,837
                 27,271         25,703        39,878
                 29,757         28,046        44,026
                 28,079         26,464        41,962
                 29,250         27,568        44,013
                 31,594         29,777        47,163
                 30,656         28,894        44,919
                 29,224         27,544        42,657
 6/30/2000       31,151         29,360        45,890
                 30,344         28,599        43,977
                 32,717         30,835        47,959
                 29,695         27,987        43,422
                 28,665         27,017        41,368
                 24,798         23,372        35,270
                 23,948         22,571        34,154
                 25,095         23,652        36,513
                 21,687         20,440        30,314
                 19,665         18,534        27,016
                 22,324         21,041        30,432
                 22,070         20,801        29,984
 6/30/2001       21,724         20,475        29,290
                 20,578         19,394        28,558
                 18,921         17,833        26,223
                 16,978         16,002        23,605
                 17,759         16,737        24,843
                 19,303         18,194        27,230
                 19,049         17,954        27,178
                 18,969         17,878        26,698
                 18,282         17,231        25,590
                 18,905         17,818        26,475
                 17,851         16,825        24,315
                 17,468         16,463        23,726
 6/30/2002       16,031         15,109        21,532
                 14,786         13,935        20,348
                 14,801         13,950        20,409
                 13,237         12,476        18,292
                 14,195         13,378        19,970
                 14,658         13,815        21,054
                 13,700         12,912        19,600
                 13,348         12,581        19,124
                 13,412         12,641        19,037
                 13,684         12,897        19,391
                 14,482         13,649        20,825
                 15,280         14,402        21,864
 6/30/2003       15,424         14,537        22,165
                 ------         ------        ------

             Average Annual Total Returns --June 30, 2003
--------------------------------------------------------------------------------

                                                                                   Since
                                        6 Months   1 Year   5 Years   10 Years   Inception
                                        --------   ------   -------   --------   ---------
Class A (Inception 8/3/92)

Net Asset Value/1/                       12.59%    -3.78%    -6.63%     4.43%         --
With Maximum Sales Charge/2/              6.15     -9.30     -7.73      3.82          --

Class B (Inception 9/13/93)

Net Asset Value/1/                       12.30     -4.50     -7.34        --        3.61%
With CDSC/3/                              7.30     -9.27     -7.54        --        3.61

Class C (Inception 12/30/94)

Net Asset Value/1/                       12.04     -4.62     -7.38        --        4.00
With Maximum Sales Charge and CDSC/3/     9.87     -6.52     -7.57        --        3.88
------------------------------------------------------------------------------------------

                                                                                    Since        Since
                                                                                   Class B      Class C
Comparative Performance                 6 Months   1 Year   5 Years   10 Years   Incept./7/   Incept./7/
-----------------------                 --------   ------   -------   --------   ----------   ----------
Russell 1000 Growth Index/4/             13.09%     2.94%    -5.03%     8.28%       8.34%        8.81%
Morningstar Large Growth Fund Avg./5/    12.70     -0.46     -3.74      7.41        6.86         7.91
Lipper Large Cap Growth Funds Avg./6/    12.25     -0.76     -4.49      6.72        6.23         7.22

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                                % of Net Assets
                                                                     as of
                                                              ------------------
Fund Composition                                              6/30/03   12/31/02
--------------------------------------------------------------------------------
Common Stocks                                                   99.2      99.5
--------------------------------------------------------------------------------
Short Term Investments and Other                                 0.8       0.5

                                                               % of Net Assets
                                                                    as of
                                                              ------------------
Ten Largest Holdings                                          6/30/03   12/31/02
--------------------------------------------------------------------------------
Microsoft Corp.                                                  7.6       6.4
--------------------------------------------------------------------------------
Intel Corp.                                                      6.1       4.0
--------------------------------------------------------------------------------
Pfizer, Inc.                                                     4.9       4.8
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                              4.7       4.4
--------------------------------------------------------------------------------
General Electric Co.                                             4.6       4.6
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                4.6       2.9
--------------------------------------------------------------------------------
Procter & Gamble Co.                                             4.2       4.1
--------------------------------------------------------------------------------
Dell Computer Corp.                                              4.1       4.6
--------------------------------------------------------------------------------
Capital One Financial Corp.                                      3.5       0.6
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                          2.7       1.1

                                                               % of Net Assets
                                                                    as of
                                                              ------------------
Five Largest Industries                                       6/30/03   12/31/02
--------------------------------------------------------------------------------
Pharmaceuticals                                                 16.1      10.3
--------------------------------------------------------------------------------
Semiconductors                                                  10.3       6.8
--------------------------------------------------------------------------------
Software                                                        10.1       9.5
--------------------------------------------------------------------------------
Financial Services                                               8.7       8.0
--------------------------------------------------------------------------------
Computers                                                        7.5       7.1

Portfolio holdings and asset allocations will vary.

See page 13 for information on the possible risks associated with an investment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes maximum sales charge of 5.75%.
/3/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/ Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. growth companies within the Russell 3000.
/5/ Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
/6/ Lipper Large Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
/7/ The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94.

                        CDC Nvest Growth and Income Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:
Seeks long-term capital growth and income
--------------------------------------------------------------------------------

Strategy:
Invests primarily in common stock of large- and mid-cap companies in any industry
--------------------------------------------------------------------------------

Inception Date:
May 6, 1931
--------------------------------------------------------------------------------

Manager:
Robert M. Levy
Edward S. Loeb
Michael J. Mangan
Harris Associates L.P.
--------------------------------------------------------------------------------

Symbols:
Class A             NEFOX
Class B             NEGBX
Class C             NECOX
Class Y             NEOYX
--------------------------------------------------------------------------------

Net AssetValue
Per Share:
(June 30, 2003)
Class A            $10.83
Class B             10.34
Class C             10.31
Class Y             11.07
--------------------------------------------------------------------------------

                                                           Management Discussion
--------------------------------------------------------------------------------

Despite war concerns and downbeat headlines, the U.S. economy expanded slightly and corporate profits generally met expectations during the first half of 2003. Stock prices began to recover in March and by the end of June the major averages had risen substantially from their earlier lows.

For the six months ended June 30, 2003, Class A shares of CDC Nvest Growth and Income Fund provided a total return of 14.97% at net asset value. The fund's results were significantly ahead of its benchmarks, the Russell 1000 Value Index, which returned 11.57%, and the Standard & Poor's 500 Index, which returned 11.76%. It was also near the top of its Morningstar peer group of Large Blend Funds, which averaged 10.88% for the period.

Consumer discretionary stocks were strong performers

Anticipation of a recovery in business travel helped boost shares of Cendant, which owns car rental companies Avis and Budget, as well as an airline reservations system. Profits at Coldwell Banker, Cendant's real estate division, have expanded thanks to the strong housing market. We purchased shares of McDonald's and Home Depot when their valuations fell; both later rebounded. Home Depot's shares began to recover as management corrected ill-timed changes that had disrupted operations at many stores. Meanwhile, McDonald's announced a major shift away from growth by expanding the number of its stores to growing revenues within each location. This revised strategy encouraged investors and pushed shares higher. Liberty Media, which owns the Discovery Channel and other cable programming businesses, also performed well. And Comcast met or exceeded investor expectations after acquiring AT&T's cable business.

Healthcare and finance were also positive

Sales of Guidant's arterial stents and other cardiac devices rose sharply and the price of its stock followed. Drug makers Bristol-Myers Squibb and Merck both rose in a strengthening pharmaceutical sector. Among financial companies, Washington Mutual, a leading thrift, continued to deliver solid earnings growth.

Kraft and Safeway slumped, Duke and interpublic were mixed

Relative to its benchmark, the fund was overweight in consumer staples companies, which held the fund back during the first half of 2003. As investors gained confidence in the economy, they began selling relatively stable stocks like Kraft Foods in order to seek more rapid growth. That shift also had a negative impact on Safeway, which has also been experiencing intense competition from Wal-Mart - a negative for many supermarket chains. As values fell, we added to both Kraft and Safeway.

Like many utilities, Duke Energy suffered in the post-Enron fallout. Its stock price fell early in the year and then recovered. Interpublic, a leading advertising agency, continued to experience sluggish advertising sales and grappled with problems related to an acquisition. However, shares began to recover late in the period.

Cheap stocks are harder to find

The market has had a significant run since spring and it would not be surprising to see a cooling-off period. However, this might be healthy because it might allow earnings to catch up to stock valuations.

Currently, bargain stocks are harder to find than they were a few months ago, but market volatility has a tendency to create opportunities over time provided economic direction remains positive. We strive to take advantage of those opportunities. Many growth companies that once were too pricey for disciplined value investors - companies with good balance sheets and better-than-average prospects - now fit well into the strict parameters we favor. This strategy has benefited CDC Nvest Growth and Income Fund thus far, and we are optimistic that it will continue to do so.

                        CDC Nvest Growth and Income Fund

                                      Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Growth and Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unman aged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                       June 30,1993 through June 30, 2003

                                            Russell        S&P
                                              1000         500
                Class A        Class A      Value/4/     Index/5/
               @ N.A.V/1/     @ M.S.C./2/  ----------   ----------
  Month        Cumulative     Cumulative   Cumulative   Cumulative
   End           Value          Value          Value      Value
----------     ----------     ----------   ----------   ----------
 6/30/1993       10,000          9,425        10,000      10,000
                  9,952          9,380        10,110       9,960
                 10,342          9,748        10,475      10,338
                 10,239          9,650        10,493      10,258
                 10,423          9,824        10,484      10,471
                 10,271          9,680        10,266      10,371
                 10,386          9,789        10,462      10,496
                 10,763         10,144        10,856      10,853
                 10,443          9,843        10,485      10,558
                 10,007          9,432        10,095      10,098
                 10,090          9,510        10,288      10,228
                 10,287          9,696        10,407      10,395
 6/30/1994       10,057          9,479        10,158      10,141
                 10,355          9,759        10,474      10,474
                 10,794         10,173        10,775      10,903
                 10,537          9,931        10,418      10,636
                 10,704         10,088        10,564      10,875
                 10,338          9,743        10,138      10,479
                 10,489          9,886        10,256      10,635
                 10,751         10,133        10,571      10,911
                 11,106         10,467        10,990      11,336
                 11,415         10,758        11,231      11,670
                 11,763         11,086        11,587      12,014
                 12,144         11,446        12,073      12,494
 6/30/1995       12,428         11,714        12,237      12,784
                 12,863         12,123        12,663      13,208
                 12,982         12,235        12,842      13,241
                 13,552         12,773        13,306      13,800
                 13,418         12,647        13,174      13,751
                 13,867         13,069        13,841      14,355
                 14,172         13,357        14,189      14,631
                 14,616         13,775        14,631      15,129
                 14,694         13,849        14,742      15,269
                 14,768         13,919        14,993      15,416
                 14,817         13,965        15,050      15,644
                 15,044         14,179        15,238      16,047
 6/30/1996       14,722         13,875        15,251      16,108
                 13,990         13,185        14,674      15,397
                 14,326         13,502        15,094      15,721
                 15,059         14,193        15,694      16,606
                 15,523         14,630        16,301      17,064
                 16,902         15,930        17,483      18,354
                 16,611         15,656        17,260      17,990
                 17,437         16,434        18,097      19,114
                 17,652         16,637        18,363      19,264
                 16,885         15,914        17,702      18,473
                 17,773         16,751        18,446      19,575
                 18,913         17,825        19,476      20,767
 6/30/1997       19,840         18,699        20,312      21,698
                 21,090         19,877        21,840      23,424
                 20,489         19,311        21,062      22,112
                 21,754         20,503        22,335      23,323
                 20,800         19,604        21,711      22,544
                 21,697         20,449        22,671      23,588
                 22,164         20,890        23,333      23,993
                 22,295         21,013        23,003      24,258
                 24,085         22,700        24,551      26,008
                 25,442         23,979        26,053      27,339
                 25,573         24,102        26,227      27,615
                 25,226         23,775        25,838      27,140
 6/30/1998       26,280         24,769        26,169      28,242
                 25,876         24,388        25,707      27,942
                 21,963         20,700        21,882      23,902
                 23,056         21,730        23,138      25,433
                 24,722         23,300        24,930      27,502
                 25,843         24,357        26,091      29,169
                 27,468         25,888        26,979      30,849
                 28,263         26,638        27,195      32,139
                 27,584         25,998        26,811      31,141
                 27,965         26,357        27,366      32,386
                 29,623         27,919        29,922      33,641
                 29,490         27,794        29,593      32,846
 6/30/1999       30,410         28,662        30,452      34,669
                 29,513         27,816        29,561      33,587
                 29,114         27,440        28,463      33,420
                 27,934         26,327        27,469      32,504
                 29,052         27,382        29,050      34,561
                 29,137         27,462        28,823      35,264
                 30,063         28,334        28,962      37,341
                 28,494         26,856        28,017      35,465
                 27,533         25,950        25,935      34,793
                 29,769         28,057        29,100      38,197
                 29,278         27,595        28,761      37,048
                 28,376         26,745        29,064      36,288
 6/30/2000       28,749         27,096        27,736      37,182
                 28,573         26,930        28,083      36,601
                 30,491         28,738        29,646      38,874
                 29,097         27,424        29,918      36,822
                 29,177         27,500        30,652      36,666
                 27,440         25,862        29,515      33,776
                 27,864         26,262        30,993      33,941
                 27,884         26,281        31,113      35,145
                 26,227         24,719        30,247      31,941
                 24,752         23,329        29,179      29,917
                 26,773         25,234        30,609      32,242
                 26,814         25,272        31,297      32,458
 6/30/2001       25,884         24,396        30,603      31,668
                 24,995         23,558        30,538      31,356
                 23,459         22,111        29,315      29,393
                 21,500         20,263        27,251      27,020
                 22,267         20,987        27,017      27,535
                 23,843         22,472        28,588      29,647
                 23,803         22,434        29,261      29,907
                 23,682         22,320        29,035      29,470
                 23,056         21,730        29,082      28,902
                 23,682         22,320        30,458      29,989
                 23,015         21,692        29,413      28,171
                 22,914         21,596        29,561      27,963
 6/30/2002       21,540         20,301        27,864      25,972
                 20,166         19,006        25,273      23,947
                 20,671         19,482        25,464      24,104
                 17,882         16,854        22,633      21,485
                 18,549         17,483        24,310      23,376
                 19,802         18,663        25,841      24,751
                 19,034         17,940        24,719      23,297
                 18,569         17,502        24,120      22,687
                 17,983         16,949        23,477      22,347
                 18,206         17,159        23,516      22,564
                 19,923         18,778        25,586      24,422
                 21,419         20,187        27,238      25,709
 6/30/2003       21,883         20,625        27,578      26,037
               --------       ----------   ----------   ----------

                          Average Annual Total Returns -- June 30, 2003
--------------------------------------------------------------------------------

                                                                                   Since
                                        6 Months   1 Year   5 Years   10 Years   Inception
                                        --------   ------   -------   --------   ---------
Class A (Inception 5/6/31)
Net Asset Value/1/                       14.97%     1.60%    -3.60%     8.15%         --
With Maximum Sales Charge/2/              8.41     -4.24     -4.73      7.50          --

Class B (Inception 9/13/93)
Net Asset Value/1/                       14.63      0.88     -4.30        --        7.26
With CDSC/3/                              9.63     -4.12     -4.57        --        7.26

Class C (Inception 5/1/95)
Net Asset Value/1/                       14.43      0.68     -4.35        --        7.11
With Maximum Sales Charge and CDSC/3/    12.31     -1.28     -4.54        --        6.98

Class Y (Inception 11/18/98)
Net Asset Value/1/                       15.43      2.22        --        --       -2.71
------------------------------------------------------------------------------------------

                                                                                    Since        Since        Since
                                                                                   Class B       Class C     Class Y
Comparative Performance                  6 Months   1 Year   5 Years   10 Years   Incept./8/   Incept./8/   Incept./8/
-----------------------                  --------   ------   -------   --------   ----------   ----------   ----------
Russell 1000 Value Index/4/,/9/           11.57%     -1.02%    1.05%     10.68%     10.42%       10.76%        1.22%
S&P 500Index/5/                           11.76       0.25    -1.61      10.04      10.02         9.51        -2.45
Morningstar Large Blend Avg./6/           10.88      -1.23    -1.90       8.45       8.25         8.40        -2.19
Lipper Large Cap Core Funds Average/7/    10.38      -1.94    -2.71       8.13       7.92         7.44        -3.25


All returns represents past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                                % of Net Assets
                                                                     as of
                                                              ------------------
Fund Composition                                              6/30/03   12/31/02
--------------------------------------------------------------------------------
Common Stocks                                                  94.5       94.4
--------------------------------------------------------------------------------
Short Term Investments
   and Other                                                    5.5        5.6

                                                                % of Net Assets
                                                                     as of
                                                              ------------------
Ten Largest Holdings                                          6/30/03   12/31/02
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                         4.6       4.4
--------------------------------------------------------------------------------
Liberty Media Corp.                                             4.5       4.1
--------------------------------------------------------------------------------
Home Depot, Inc.                                                4.0       2.2
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                           3.8       2.9
--------------------------------------------------------------------------------
McDonald's Corp.                                                3.5       2.3
--------------------------------------------------------------------------------
Cendant Corp.                                                   3.1       2.5
--------------------------------------------------------------------------------
Walt Disney Co. (The)                                           3.1       2.8
--------------------------------------------------------------------------------
Gap (The), Inc.                                                 3.0       3.5
--------------------------------------------------------------------------------
Kraft Foods, Inc.                                               3.0       2.7
--------------------------------------------------------------------------------
Waste Management, Inc.                                          3.0       2.2


                                                               % of Net Assets
                                                                    as of
                                                              ------------------
Five Largest Industries                                       6/30/03   12/31/02
--------------------------------------------------------------------------------
Media - Broadcasting
   & Publishing                                                12.0       11.8
--------------------------------------------------------------------------------
Beverages, Food & Tobacco                                      10.3       10.0
--------------------------------------------------------------------------------
Banking                                                         7.3        7.0
--------------------------------------------------------------------------------
Pharmaceuticals                                                 5.8        5.0
--------------------------------------------------------------------------------
Food Retailers                                                  4.7        5.6

Portfolio holdings and asset allocations will vary.

See page 13 for information on the possible risks associated with an investment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 5.75%.
/3/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/ Russell 1000 Value Index is an unmanaged index of the largest 1000 U.S. companies within the Russell 3000.
/5/  S&P 500 Index is an unmanaged index of U.S. common stock performance.
/6/ Morningstar Large Blend Average is an average performance of funds with similar investment objectives as calculated without sales charges by Morningstar, Inc.
/7/ Lipper Large Cap Core Funds Average is the average performance of mutual funds with a similar current investment style or objective as calculated without sales charges by Lipper Inc.
/8/ The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 5/31/95 and Class Y from 11/30/98.
/9/ The Russell 1000 Value Index replaced the S&P 500 Index as the Fund's comparative index because CDC IXIS Advisors believes it is more representative of the types of stocks in which the Fund can invest.

                      CDC Nvest International Equity Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:
Seeks total return from long-term capital growth and dividend income
--------------------------------------------------------------------------------

Strategy:
Invests primarily in equity investments of companies organized or headquartered out- side of the United States
--------------------------------------------------------------------------------

Inception Date:
May 21, 1992
--------------------------------------------------------------------------------

Managers:
Alexander Muromcew
John Tribolet
Eswar Menon
Loomis, Sayles &
Company, L.P.
--------------------------------------------------------------------------------

Symbols:
Class A             NEFIX
Class B             NEIBX
Class C             NECIX
Class Y             NEIYX
--------------------------------------------------------------------------------

Net AssetValue
Per Share:
(June 30, 2003)
Class A            $10.90
Class B             10.29
Class C             10.26
Class Y             11.38


                                                           Management Discussion
--------------------------------------------------------------------------------

All the world's major equity markets declined in the first quarter of 2003, but the second quarter produced the best quarterly returns in nearly five years. For the six months ended June 30, the total return on Class A shares of CDC Nvest International Equity Fund was 8.57% at net asset value, while the total return on its benchmark, the MSCI EAFE Index, was 9.85% for the period. The average return on the funds in Morningstar's Foreign Stock Fund category was 9.41% for the period. Broad diversification and good stock selection enabled the fund to do well in absolute terms, although its relatively slim positions in technology and finance, and its emphasis on materials, held the fund back.

European and tech stocks led a second-quarter rally

While the threat of military conflict in Iraq overshadowed positive economic news during the first quarter, the start of military activities and mounting expectations that the conflict would be brief and successful triggered a market rebound in the second quarter. European markets (especially France and Germany) led the first quarter's slide, while European and Asian markets led on the upside in the second quarter, followed by the U.S. market. Currency played a primary role in non-U.S. performance for the six-month period, as the U.S. dollar continued to weaken against the euro - Europe's new unified currency.

Consumer, financial and energy selections were positive

The fund's emphasis on the consumer discretionary sector was beneficial - notably its positions in the auto industry (including Autoliv and Nissan) and hotels (Hilton). Kingfisher, an international retailer of home consumer goods, was one of the fund's top performers during the period. Media giant Sony also contributed. Good selections in finance helped to compensate for the fund's relative underweight in this sector. Anglo Irish Bank, Spain's Banco Popolare and Toronto Dominion Bank did well. One of the fund's best performers was Deutsche Bank AG, which we bought on the rebound after negative news had sent the stock price down. Energy selections also helped, including Japan's JGC Corp, Canada's Encana and Russia's Lukoil.

Telecom was mixed, materials and industrials detracted

Although many formerly downtrodden telecommunications stocks rebounded during the second-quarter rally, the fund's exposure to this sector was relatively light and some of the stocks we selected did not do well. For example, Telenor ASA is a Norwegian telecommunications company with strong fundamentals and profit growth, but the price performance of the stock did not reflect this. By contrast, Nokia was one of our star performers from a price standpoint, even though the company's bottom line reflected mixed results.

The fund's emphasis on materials (including metals and mining, chemicals and construction materials) was negative, but we believe many companies in this sector are steady growers. Stocks of such firms as Siam Cement, BASF Chemicals and Anglo American may not be glamorous, but we think they could help balance out volatility in tech and telecom.

Earnings gains reflect cost savings, not growth

Although equity markets worldwide have responded enthusiastically to improving earnings reports, the majority of these results reflect expense reductions rather than revenue growth. Economic activity that began to accelerate late last year was snuffed out when many companies put off capital investment until the conflict in Iraq was resolved.

Earnings estimates for the second half of 2003 have been in line with expectations, as many companies had already pared down their forecasts. We believe the Japanese and European governments need to follow the U.S. example and stimulate their economies by cutting interest rates and taxes. If this occurs, we believe fundamentals for companies around the world should improve.

                      CDC Nvest International Equity Fund

                                        Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance In Perspective
The charts comparing CDC Nvest International Equity Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                      June 30, 1993 through June 30, 2003

                                           MSCI
                Class A       Class A     EAFE/4/
               @ N.A.V/1/   @ M.S.C./2/  ----------
  Month        Cumulative   Cumulative   Cumulative
   End            Value        Value        Value
----------     ----------   ----------   ----------
 6/30/1993       10,000        9,425       10,000
                 10,424        9,825       10,352
                 10,942       10,313       10,914
                 10,726       10,109       10,670
                 10,971       10,340       11,001
                 10,309        9,716       10,042
                 10,976       10,345       10,770
                 11,774       11,097       11,682
                 11,604       10,937       11,652
                 11,309       10,658       11,153
                 11,737       11,062       11,629
                 11,715       11,041       11,564
 6/30/1994       11,915       11,229       11,730
                 12,011       11,320       11,846
                 12,336       11,627       12,129
                 11,937       11,250       11,750
                 12,351       11,641       12,144
                 11,759       11,083       11,563
                 11,860       11,178       11,638
                 11,294       10,645       11,193
                 11,363       10,710       11,164
                 11,753       11,077       11,864
                 12,059       11,366       12,313
                 12,021       11,330       12,169
 6/30/1995       11,922       11,236       11,959
                 12,587       11,864       12,707
                 12,151       11,452       12,225
                 12,281       11,575       12,467
                 11,845       11,164       12,135
                 12,143       11,445       12,476
                 12,546       11,825       12,982
                 12,460       11,744       13,038
                 12,515       11,795       13,086
                 12,818       12,081       13,367
                 13,293       12,528       13,759
                 13,207       12,448       13,509
 6/30/1996       13,308       12,543       13,588
                 12,849       12,110       13,194
                 12,880       12,140       13,227
                 13,054       12,303       13,582
                 12,824       12,086       13,446
                 13,133       12,378       13,984
                 12,956       12,211       13,808
                 12,169       11,470       13,328
                 12,336       11,627       13,549
                 12,320       11,612       13,601
                 12,154       11,455       13,677
                 12,781       12,046       14,570
 6/30/1997       13,321       12,555       15,377
                 13,758       12,967       15,629
                 12,551       11,829       14,465
                 13,407       12,636       15,278
                 12,189       11,488       14,107
                 11,925       11,239       13,967
                 11,976       11,287       14,092
                 12,427       11,713       14,740
                 13,134       12,379       15,689
                 13,799       13,005       16,175
                 13,807       13,013       16,307
                 13,492       12,716       16,232
 6/30/1998       12,998       12,250       16,358
                 13,143       12,387       16,528
                 11,380       10,725       14,484
                 11,106       10,467       14,043
                 11,791       11,113       15,511
                 12,442       11,727       16,310
                 12,777       12,043       16,957
                 12,759       12,026       16,911
                 12,186       11,485       16,512
                 12,410       11,696       17,205
                 12,947       12,203       17,906
                 12,526       11,806       16,988
 6/30/1999       13,064       12,313       17,654
                 13,646       12,862       18,183
                 13,826       13,031       18,253
                 14,369       13,543       18,441
                 15,553       14,659       19,136
                 19,159       18,057       19,805
                 23,968       22,590       21,586
                 22,788       21,478       20,218
                 26,942       25,393       20,767
                 24,771       23,347       21,576
                 21,741       20,491       20,444
                 20,108       18,952       19,949
 6/30/2000       20,910       19,708       20,734
                 19,617       18,489       19,868
                 20,212       19,049       20,045
                 19,233       18,127       19,073
                 17,592       16,581       18,626
                 16,456       15,510       17,932
                 17,124       16,140       18,573
                 17,093       16,110       18,564
                 15,486       14,595       17,174
                 14,157       13,343       16,037
                 14,940       14,081       17,162
                 14,724       13,877       16,570
 6/30/2001       14,466       13,634       15,898
                 14,044       13,236       15,610
                 13,642       12,857       15,218
                 12,519       11,799       13,680
                 12,807       12,071       14,030
                 12,952       12,207       14,548
                 13,106       12,353       14,635
                 12,426       11,712       13,858
                 12,529       11,809       13,956
                 13,013       12,265       14,786
                 12,828       12,090       14,825
                 12,962       12,217       15,026
 6/30/2002       12,385       11,673       14,433
                 11,190       10,546       13,009
                 11,087       10,449       12,983
                  9,953        9,381       11,592
                 10,314        9,721       12,216
                 10,829       10,206       12,772
                 10,345        9,750       12,343
                  9,871        9,303       11,829
                  9,871        9,303       11,559
                  9,685        9,129       11,340
                 10,407        9,808       12,465
                 11,056       10,420       13,231
 6/30/2003       11,231       10,585       13,559
                 ------       ------       ------

          Average Annual Total Returns -- June 30, 2003
--------------------------------------------------------------------------------

                                                                                          Since
                                        6 Months   1 Year   5 Years/7/   10 Years/7/   Inception/7/
                                        --------   ------   ----------   -----------   ------------
Class A (Inception 5/21/92)
Net Asset Value/1/                        8.57%    -9.32%     -2.88%        1.17%            --
With Maximum Sales Charge/2/              2.35     -14.51     -4.02         0.57             --

Class B (Inception 9/13/93)
Net Asset Value/1/                        8.20      -9.97     -3.63           --          -0.43%
With CDSC/3/                              3.20     -14.48     -3.95           --          -0.43

Class C (Inception 12/30/94)
Net Asset Value/1/                        8.11     -10.00     -3.73           --          -1.40
With Maximum Sales Charge and CDSC/3/     6.00     -11.83     -3.93           --          -1.52

Class Y (Inception 9/9/93)
Net Asset Value/1/                        9.11      -8.52     -2.23           --           0.99
---------------------------------------------------------------------------------------------------

                                                                                     Since       Since        Since
                                                                                    Class B     Class C      Class Y
Comparative Performance                  6 Months   1 Year   5 Years   10 Years   Incept./8/   Incept./8/   Incept./8/
-----------------------                  --------   ------   -------   --------   ----------   ----------   ----------
MSCI EAFE/4/                               9.85%     -6.06%   -3.68%     3.09%       2.49%        1.81%        2.49%
Morningstar Foreign Stock Fund Avg./5/     9.41      -7.41    -3.26      4.41        3.50         2.86         3.50
Lipper International Funds Average/6/      8.60      -7.98    -3.79      4.17        3.32         2.55         3.32


All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                               % of Net Assets
                                                                    as of
                                                              ------------------
Fund Composition                                              6/30/03   12/31/02
--------------------------------------------------------------------------------
Common Stocks                                                   96.1      95.7
--------------------------------------------------------------------------------
Short Term Investments
   and Other                                                     3.9       4.3


                                                               % of Net Assets
                                                                    as of
                                                              ------------------
Ten Largest Holdings                                          6/30/03   12/31/02
--------------------------------------------------------------------------------
Vodafone Group PLC                                              3.1        2.6
--------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC                                2.7        2.1
--------------------------------------------------------------------------------
Anglo Irish Bank Corp., 144A                                    2.4        2.2
--------------------------------------------------------------------------------
Novartis AG                                                     2.3        0.8
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                                             1.9        1.0
--------------------------------------------------------------------------------
Kingfisher PLC                                                  1.9        1.6
--------------------------------------------------------------------------------
Eni SpA                                                         1.4        1.7
--------------------------------------------------------------------------------
Imperial Tobacco Group PLC                                      1.4        0.7
--------------------------------------------------------------------------------
Banco Popolare di Verona e
   Novara Scrl                                                  1.4        1.5
--------------------------------------------------------------------------------
BP PLC                                                          1.4        1.2



                                                               % of Net Assets
                                                                    as of
                                                              ------------------
Five Largest Countries                                        6/30/03   12/31/02
--------------------------------------------------------------------------------
United Kingdom                                                 23.1       21.6
--------------------------------------------------------------------------------
Japan                                                          16.8       12.0
--------------------------------------------------------------------------------
Switzerland                                                     7.3        8.5
--------------------------------------------------------------------------------
Italy                                                           6.1        6.8
--------------------------------------------------------------------------------
Canada                                                          5.3        5.0

Portfolio holdings and asset allocations will vary.

See page 13 for information on the possible risks associated with an investment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 5.75%.
/3/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/ The Morgan Stanley Capital International (MSCI) Europe Australasia Far East Index (EAFE) is an unmanaged index of common stocks traded outside the U.S.
/5/ Morningstar Foreign Stock Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
/6/ Lipper International Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
/7/ Fund performance has been increased by expense waivers for the periods indicated, without which performance would have been lower.
/8/ The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94; Class Y from 9/30/93.

                        CDC Nvest Large Cap Growth Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:
Seeks long-term growth of capital by investing in securities of companies with large market capitalizations that the subadviser believes have better-than-average long term-growth potential
--------------------------------------------------------------------------------

Strategy:
Invests substantially in companies that have market capitalizations within the range of the Russell 1000 Index
--------------------------------------------------------------------------------

Inception Date:
September 1, 1998
--------------------------------------------------------------------------------

Manager:
William R. Berger
Curt Rohrman
Vaughan, Nelson, Scarborough & McCullough, L.P. (VNSM)
--------------------------------------------------------------------------------

Symbols:
Class A         NRLAX
Class B         NRLBX
Class C         NRLCX
Class Y         NRLYX
--------------------------------------------------------------------------------

Net Asset Value Per Share:
(June 30, 2003)

Class A       $ 9.94
Class B         9.69
Class C         9.69
Class Y        10.06

                                                           Management Discussion
--------------------------------------------------------------------------------

It remains to be seen whether the market rally that began in the spring can survive the uncertainties that remain on the horizon, but it gave a much-needed lift to large-cap growth stocks. For the six months ended June 30, 2003, CDC Nvest Large Cap Growth Fund's total return was 12.06% based on the net asset value of Class A shares. The fund lagged its benchmark, the Russell 1000 Growth Index, which returned 13.09%, and was close to the middle of its Morningstar Large Growth category, which averaged 12.70%.

Defense, Hospitals, and One Consumer Services Stock Were Disappointing

Northrop Grumman, a leader in defense electronics, appeared well positioned for growth stemming from the war on terrorism, but defense stocks were left behind in the rally this spring. However, we still favor Northrop, partly because we do not believe the need for military vigilance is over, and partly because defense companies are usually big cash-flow generators. Although current income is not a consideration for this fund, strong earnings and cash flows provide the potential for future dividend growth.

Hospital management company HCA benefited the fund in the past, but subsequently proved disappointing. We pared back the position. A new position, Cox Communications, has not worked as well as we had expected. We believe Cox may be one of the strongest cable companies in terms of being able to deliver voice, video and data, but our decision to buy this stock may have been premature.

Technology Stocks Led the Rally

Semiconductors, computers and networking companies led the recent rally. Companies that did well for the fund included Analog Devices, a semiconductor company active in wireless technology; Intel, a leader in microchip technology for desktop computers; and Cisco, a world leader in networking. We have also been adding to the fund's Microsoft holdings, based on our outlook for new products the company has in its pipeline.

Although medical technology stocks lagged, Boston Scientific is a recent addition to the portfolio that has performed well. The company develops, makes and markets medical devices for use in cardiovascular and endosurgery procedures. Traditional pharmaceutical companies develop chemicals that alleviate pain or depression, but when their patents expire, these products face competition from generic drugs. Companies like Johnson & Johnson and Merck - multinationals with a broad array of products on the market and in development - are still attractive and still in the portfolio. Firms like Boston Scientific that are developing biologically based compounds designed to get at the cause of cancer, rheumatoid arthritis and other major illnesses do not face competition from generic subsitutes, but they must strive to get the best product to market at the best price.

Dividend Growth May Reflect Success

Dividends are not normally associated with a fund seeking potential capital growth, and this fund's dividend income is below that of its benchmark. However, strong earnings growth creates the potential for successful companies to pay out a rising stream of dividends in the future. This potential may become increasingly important, both because of the new tax treatment of dividends and as a result of demographics. Aging investors may be attracted to companies that can increase their dividend over time, as profits increase, without curtailing future growth.

Spotlight is On Multinationals

CDC Nvest Large Cap Growth Fund currently emphasizes large-cap, multinational companies that we believe will lead in an economic recovery, especially as Eastern Europe, Asia and South America become increasingly important customers of American technology.

                        CDC Nvest Large Cap Growth Fund

                                        Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance In Perspective
The charts comparing CDC Nvest Large Cap Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

               September 1, 1998 (inception) through June 30, 2003

                                         Russell
                                          1000
              Class A      Class A      Growth/4/
             @ N.A.V/1/   @ M.S.C./2/  ----------
  Month      Cumulative   Cumulative   Cumulative
   End          Value        Value        Value
----------   ----------   ----------   ----------
  9/1/1998     10,000        9,425       10,000
               10,320        9,727       10,000
               11,130       10,490       10,804
               12,100       11,404       11,626
               13,762       12,971       12,674
               15,763       14,856       13,418
               14,572       13,735       12,805
               15,473       14,583       13,479
               15,713       14,809       13,497
               14,742       13,895       13,082
               15,463       14,574       13,998
               15,153       14,281       13,553
               14,983       14,121       13,775
               15,413       14,527       13,485
               16,213       15,281       14,504
               17,773       16,751       15,286
12/31/1999     21,274       20,051       16,876
               20,284       19,118       16,085
               22,544       21,248       16,871
               24,075       22,691       18,079
               21,584       20,343       17,218
               20,674       19,485       16,351
 6/30/2000     21,444       20,211       17,591
               20,874       19,674       16,857
               22,925       21,606       18,384
               21,674       20,428       16,645
               20,744       19,551       15,857
               18,544       17,477       13,520
12/31/2000     19,316       18,206       13,092
               19,898       18,754       13,996
               17,604       16,592       11,620
               15,656       14,755       10,356
               16,937       15,963       11,665
               16,948       15,973       11,494
 6/30/2001     16,183       15,253       11,228
               16,151       15,222       10,947
               14,924       14,065       10,052
               13,341       12,574        9,048
               13,911       13,111        9,523
               15,128       14,258       10,438
12/31/2001     14,902       14,045       10,418
               14,299       13,477       10,234
               13,588       12,807        9,809
               13,868       13,071       10,149
               12,458       11,741        9,320
               12,027       11,335        9,095
 6/30/2002     11,101       10,463        8,254
               10,304        9,712        7,800
               10,164        9,580        7,823
                8,904        8,392        7,012
                9,744        9,184        7,655
               10,250        9,661        8,071
12/31/2002      9,550        9,001        7,513
                9,314        8,778        7,331
                9,335        8,798        7,297
                9,314        8,778        7,433
               10,067        9,488        7,982
               10,519        9,915        8,381
 6/30/2003     10,702       10,087        8,496
               ------       ------       ------

                             Average Annual Total Returns -- June 30, 2003
--------------------------------------------------------------------------------

                                                                     Since
                                        6 Months/7/   1 Year/7/   Inception/7/
                                        -----------   ---------   ------------
Class A (Inception 9/1/98)
Net Asset Value/1/                         12.06%       -3.59%       1.42%
With Maximum Sales Charge/2/                5.63        -9.14        0.18

Class B (Inception 10/29/99)
Net Asset Value/1/                         11.64        -4.34       -11.30
With CDSC/3/                                6.64        -9.13       -11.98

Class C (Inception 10/29/99)
Net Asset Value/1/                         11.64        -4.34       -11.30
With Maximum Sales Charge and CDSC/3/       9.50        -6.23       -11.54

Class Y (Inception 10/29/99)
Net Asset Value/1/                         12.15        -3.36       -10.41
------------------------------------------------------------------------------

                                                               Since           Since
                                                              Class A      Class B, C, Y
Comparative Performance                 6 Months   1 Year   Inception/8/    Inception/8/
-----------------------                 --------   ------   ------------   -------------
Russell 1000 Growth Index/4/             13.09%     2.94%      -3.37%         -13.57%
Morningstar Large Growth Fund Avg./5/    12.70%    -0.46        1.42          -11.35
Lipper Large Cap Growth Funds Avg./6/    10.38%    -1.94       -0.41           -8.24

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available only to certain institutional investors. The fund's performance history includes periods from the predecessor fund.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                              % of Net Assets
                                                                    as of
                                                              ------------------
Fund Composition                                              6/30/03   12/31/02
--------------------------------------------------------------------------------
Common Stocks                                                  100.1      98.2
--------------------------------------------------------------------------------
Short Term Investments and Other                                 0.1       1.8


                                                               % of Net Assets
                                                                    as of
                                                              ------------------
Ten Largest Holdings                                          6/30/03   12/31/02
--------------------------------------------------------------------------------
General Electric Co.                                            5.6        --
--------------------------------------------------------------------------------
Microsoft Corp.                                                 4.8       4.3
--------------------------------------------------------------------------------
Pfizer, Inc.                                                    4.6       4.9
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                           4.3       5.3
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                             3.4       3.7
--------------------------------------------------------------------------------
Intel Corp.                                                     3.2       3.5
--------------------------------------------------------------------------------
Amgen, Inc.                                                     3.2       2.8
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                       3.0       1.8
--------------------------------------------------------------------------------
Dell Computer Corp.                                             2.8       2.0
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                          2.5       3.5

                                                              % of Net Assets
                                                                    as of
                                                             -------------------
Five Largest Industries                                       6/30/03   12/31/02
--------------------------------------------------------------------------------
Semiconductors                                                 10.7       5.4
--------------------------------------------------------------------------------
Pharmaceuticals                                                10.0      13.3
--------------------------------------------------------------------------------
Retailers                                                       9.4       6.3
--------------------------------------------------------------------------------
Financial Services                                              6.7       6.5
--------------------------------------------------------------------------------
Electrical Equipment                                            6.0       4.3

Portfolio holdings and asset allocations will vary.

See page 13 for information on the possible risks associated with an invest-ment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/ Includes the maximum sales charge of 5.75%. Until 10/29/99, the fund had only one class of shares and was offered without a sales charge. Historical performance has been recalculated to include a sales charge.
/3/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/ Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. companies within the Russell 3000.
/5/ Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
/6/ Lipper Large Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
/7/ Fund performance has been increased by expense waivers, without which performance would have been lower.
/8/ The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A from 9/30/98; Class B, C and Y from 10/31/99.

                              CDC Nvest Select Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks long-term capital appreciation
--------------------------------------------------------------------------------

Strategy:

Focuses on 15 to 20 stocks of mid- to large-cap U.S. companies
--------------------------------------------------------------------------------

Inception Date:

March 15, 2001
--------------------------------------------------------------------------------

Managers:

William C. Nygren
Floyd J. Bellman
Harris Associates L.P.
--------------------------------------------------------------------------------

Symbols:

Class A   NRSAX
Class B   NRSBX
Class C   NRSCX
--------------------------------------------------------------------------------

Net Asset Value Per Share:

(June 30, 2003)

Class A   $10.34
Class B    10.17
Class C    10.17

                                                           Management Discussion
--------------------------------------------------------------------------------

Uncertainty about the war in Iraq and the sluggish economic recovery kept investors on the sidelines early in 2003. However, as combat operations wound down, investor sentiment grew more positive and the equity markets entered a rally that lasted from March through the end of June.

For the six months ended June 30, 2003, the total return on CDC Nvest Select Fund was 11.90% based on the net asset value of Class A shares. The return on its benchmark, Standard and Poor's 500 Index, was 11.76% for the period, while the average return on Morningstar's Large Value category was 10.74%.

Financial and economically sensitive issues were positive

Washington Mutual, the nation's largest thrift, is the fund's largest holding. The housing boom provided vigorous growth for its mortgage business. And we believe mortgage-servicing fees and other predictable income should help stabilize the bank's earnings if interest rates rise, providing excellent potential going forward.

Slow growth put pressure on economically sensitive issues early in the year, creating opportunities that fit our value-focused investment style. Hotel operator, Marriott International, got a new lease on life as bookings began to recover with the economy. Shares of power tool maker Black & Decker got back to business along with other building-related companies, as new products boosted earnings and the price of its shares.

We took advantage of weakness among retailers to purchase shares of TJX. This niche company caters to bargain hunters by buying excess inventory from full-price retailers and reselling it through its Marshall's and T.J. Maxx chains.

Media, energy and healthcare issues also contributed

Our purchase of AOL Time Warner proved timely, as shares rebounded late in the period. Liberty Media, which owns programming and media companies, also moved higher. Shares of newspaper publisher Knight Ridder rose modestly as advertising spending recovered. Rising natural gas prices lifted the shares of Burlington Resources. Healthcare companies' earnings tend to be independent of economic cycles, and consistent earnings helped both Guidant and Omnicare perform well. FDA approvals for new products also pumped new vigor into pharmaceutical giant Bristol-Myers Squibb.

Company-specific problems and weak sectors hurt results

Valassis Communications, which produces inserts for newspapers, is fighting to maintain market share, faced with stiff competition and sluggish advertising revenues. We believe this well-run company will meet its challenges and it remains a fund holding.

General weakness in the telecommunications sector hurt results at Sprint, although we continue to hold it because shares trade at a discount to our revised assessment of the company's intrinsic value. Shaky consumer confidence, the slow economy and bad weather depressed shares of many retailers, including J.C. Penney, a fund holding.

We sold Waste Management and Electronic Data Systems, using the proceeds to invest in retail and technology companies that seemed more promising. An example is SunGard Data Systems, which provides technology systems for financial-service companies.

Managers see good potential for value investors

After the stock-price rally in the second quarter, we would not be surprised if the market slipped back. However, shares of many quality growth companies that once sold at high prices now meet our value standards. We believe the rally injected much-needed vitality into the stock market, and investor sentiment now seems to be balanced - neither extremely negative nor overly optimistic.

                              CDC Nvest Select Fund

                                        Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Select Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                March 15, 2001 (inception) through June 30, 2003

                                            S&P
                                            500
               Class A       Class A      Index /4/
              @ N.A.V/1/    @ M.S.C./2/  ----------
   Month      Cumulative    Cumulative   Cumulative
    End          Value         Value        Value
----------    -----------   ----------   ----------
 3/15/2001       10,000        9,425       10,000
                 10,090        9,510       10,000
                 10,420        9,821       10,777
                 10,690       10,075       10,849
 6/30/2001       10,990       10,358       10,585
                 11,310       10,660       10,481
                 10,870       10,245        9,825
                 10,240        9,651        9,032
                 10,000        9,425        9,204
                 10,680       10,066        9,910
12/31/2001       10,960       10,330        9,997
                 10,890       10,264        9,851
                 10,600        9,990        9,661
                 10,910       10,283       10,024
                 10,860       10,235        9,416
                 10,930       10,301        9,347
 6/30/2002       10,080        9,500        8,681
                  9,620        9,067        8,005
                  9,960        9,387        8,057
                  8,570        8,077        7,181
                  8,970        8,454        7,813
                  9,470        8,925        8,273
12/31/2002        9,240        8,709        7,787
                  9,010        8,492        7,583
                  8,890        8,379        7,469
                  8,990        8,473        7,542
                  9,510        8,963        8,163
                 10,120        9,538        8,593
 6/30/2003       10,340        9,745        8,703

                                       Average Annual Total Returns -- June 30, 2003
------------------------------------------------------------------------------------

                                        6 Months/7/   1 Year/7/   Since Inception/7/
                                        -----------   ---------   ------------------
Class A (Inception 3/15/01)

Net Asset Value/1/                         11.90%        2.58%           1.47%
With Maximum Sales Charge/2/                5.51        -3.27           -1.12

Class B (Inception 3/15/01)

Net Asset Value/1/                         11.51         1.90            0.74
With CDSC/3/                                6.51        -3.10           -0.57

Class C (Inception 3/15/01)

Net Asset Value/1/                         11.51         1.80            0.74
With Maximum Sales Charge and CDSC/3/       9.43        -0.20            0.30
------------------------------------------------------------------------------------

                                                                 Since
                                                              Class A, B, C
Comparative Performance                   6 Months   1 Year    Inception/8/
-----------------------                   --------   ------   -------------
S&P 500 Index/4/                            11.76%    0.25%       -5.99%
Morningstar Large Value Fund Avg./5/        10.74    -2.34         1.09
Lipper Multi Cap Value Funds Avg./6/        12.33    -0.50        -2.50

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------
                                                               % of Net Assets
                                                                   as of
                                                             -------------------
Fund Composition                                             6/30/03   12/31/02
--------------------------------------------------------------------------------
Common Stocks                                                 91.2      93.0
--------------------------------------------------------------------------------
Short Term Investments and Other                               8.8       7.1

                                                                % of Net Assets
                                                                     as of
                                                              ------------------
Ten Largest Holdings                                          6/30/03   12/31/02
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                        17.6       16.6
--------------------------------------------------------------------------------
H&R Block, Inc.                                                 7.9        7.4
--------------------------------------------------------------------------------
Yum! Brands, Inc.                                               5.2        2.0
--------------------------------------------------------------------------------
Knight-Ridder, Inc.                                             4.6        4.9
--------------------------------------------------------------------------------
Guidant Corp.                                                   4.6        3.7
--------------------------------------------------------------------------------
First Data Corp.                                                4.5        5.1
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                           4.2        4.1
--------------------------------------------------------------------------------
Kroger Co. (The)                                                4.1        4.4
--------------------------------------------------------------------------------
Sprint Corp.                                                    4.1        3.6
--------------------------------------------------------------------------------
Burlington Resources, Inc.                                      4.0        5.2

                                                              % of Net Assets
                                                                    as of
                                                              ------------------
Five Largest Industries                                       6/30/03   12/31/02
--------------------------------------------------------------------------------
Banking                                                         17.6      16.6
--------------------------------------------------------------------------------
Media - Broadcasting & Publishing                               12.6      13.5
--------------------------------------------------------------------------------
Commercial Services                                              9.8      11.7
--------------------------------------------------------------------------------
Pharmaceuticals                                                  7.0        --
--------------------------------------------------------------------------------
Software                                                         6.8       7.8

     Portfolio holdings and asset allocations will vary.

See page 13 for information on the possible risks associated with an investment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 5.75%.
/3/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/  S&P 500 Index is an unmanaged index of U.S. common stock performance
/5/ Morningstar Large Value Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
/6/ Lipper Multi Cap Value Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
/7/ Fund performance has been increased by expense waivers, without which performance would have been lower.
/8/ The since-inception performance comparisons shown are calculated from 3/31/01.

                         CDC Nvest Targeted Equity Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the overall U.S. economy
--------------------------------------------------------------------------------

Strategy:

Invests primarily in a focused portfolio of common stocks of large-cap companies
--------------------------------------------------------------------------------

Inception Date:

November 27, 1968
--------------------------------------------------------------------------------

Manager:

G. Kenneth Heebner
Capital Growth
   Management Limited
Partnership
--------------------------------------------------------------------------------

Symbols:

Class A   NEFGX
Class B   NEBGX
Class C   NEGCX
Class Y   NEGYX
--------------------------------------------------------------------------------

Net Asset Value

                                                           Management Discussion
--------------------------------------------------------------------------------

Strongly positive results from stocks of homebuilding companies helped CDC Nvest Targeted Equity Fund perform significantly better than its benchmark during the six months ended June 30, 2003. Financial services stocks were also positive. The fund's total return was 19.42% for the period based on the net asset value of Class A shares, while the Standard & Poor's 500 Index returned 11.76%. The fund was also near the top of its Morningstar Large Blend category, which had an average return of 10.88% for the period.

Strategy focused on consumer-led growth

Amid uncertainties associated with the conflict in Iraq, the economy hesitated during the first quarter, although signs of renewed economic growth began to surface in the second quarter. Economic reports have indicated growing consumer confidence, increased spending and improving financial conditions. We remained fully invested throughout the first half of 2003, positioning the fund to benefit from consumer-led growth. Our focus was on homebuilding, which was the largest concentration in the portfolio and the most significant driver of performance, along with financial issues.

Manager champions homebuilding stocks

Homebuilding stocks continue to satisfy our emphasis on earnings. Larger homebuilders, in particular, benefit from geographical diversification and financial strength, and are gaining market share. These national companies have access to public debt markets, and many of the firms are investment-grade - a valuable attribute when competing with smaller companies to acquire increasingly scarce parcels of developable land. In many cases, large publicly traded homebuilders are also able to grow earnings by purchasing weaker competitors or buying back their own stock.

Our largest holding in this industry is Lennar, a giant company that has been gaining market share through acquisitions and selective participation in the vibrant California market. Other notable contributors to the fund's performance include Centex, KB Homes and Pulte Homes.

Financial issues and some technology stocks were positive

Declining interest rates and higher trading volume have benefited Citigroup, a leading global financial services company, and Lehman Brothers, a major brokerage firm. A surge of refinancings drove up the stock price of Countrywide Financial Corp., a leading mortgage originator, while First Data, a nationwide credit card processor that also owns Western Union, benefited from active financial transfers by individuals and businesses.

Some technology stocks were also positive, including Dell Computer, a global leader in personal computers. However, Analog Devices - a recent acquisition and one of the best-positioned semiconductor companies - declined in value after we purchased the stock. In general, the fund has avoided technology stocks in recent years, but we believe opportunities are beginning to emerge in this area.

Healthcare and auto parts holdings were eliminated

During the period, we eliminated the fund's one remaining healthcare company, HCA, a national hospital management firm, as this sector continued to experience disappointing earnings. We also sold auto parts retailer AutoZone at a loss. Despite excellent earnings progress, the stock underperformed.

Tax cuts and low interest rates may facilitate growth

While prices of many stocks still seem high, we focused CDC Nvest Targeted Equity Fund on those stocks that may provide the best opportunities based on our outlook for modest, non-inflationary growth, as fiscal and monetary stimuli gradually take effect.

                         CDC Nvest Targeted Equity Fund
--------------------------------------------------------------------------------

                                        Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Targeted Equity Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                      June 30, 1993 through June 30, 2003

                                            S&P
                                            500
                Class A       Class A     Index/4/
              @ N.A.V/1/    @ M.S.C./2/  ----------
   Month      Cumulative    Cumulative   Cumulative
    End          Value         Value        Value
----------    -----------   ----------   ----------
 6/30/1993       10,000        9,425       10,000
                  9,943        9,371        9,960
                 10,229        9,641       10,338
                 10,410        9,811       10,258
                 10,810       10,189       10,471
                 10,553        9,946       10,371
                 10,694       10,079       10,496
                 11,319       10,668       10,853
                 10,919       10,291       10,558
                 10,264        9,674       10,098
                 10,274        9,683       10,228
                 10,469        9,867       10,395
 6/30/1994       10,082        9,503       10,141
                 10,433        9,833       10,474
                 10,701       10,085       10,903
                 10,350        9,755       10,636
                 10,391        9,794       10,875
                  9,794        9,230       10,479
                  9,940        9,368       10,635
                  9,704        9,146       10,911
                 10,175        9,590       11,336
                 10,489        9,886       11,670
                 11,139       10,498       12,014
                 11,811       11,132       12,494
 6/30/1995       12,677       11,948       12,784
                 13,249       12,487       13,208
                 13,317       12,551       13,241
                 13,559       12,780       13,800
                 13,281       12,517       13,751
                 13,914       13,114       14,355
                 13,727       12,937       14,631
                 14,208       13,391       15,129
                 14,664       13,820       15,269
                 14,664       13,820       15,416
                 14,390       13,563       15,644
                 14,611       13,771       16,047
 6/30/1996       14,455       13,624       16,108
                 13,610       12,827       15,397
                 13,740       12,950       15,721
                 14,683       13,838       16,606
                 15,546       14,652       17,064
                 16,756       15,793       18,354
                 16,592       15,638       17,990
                 18,091       17,050       19,114
                 17,791       16,768       19,264
                 17,035       16,055       18,473
                 18,005       16,969       19,575
                 18,889       17,803       20,767
 6/30/1997       19,731       18,597       21,698
                 21,643       20,398       23,424
                 20,530       19,350       22,112
                 21,582       20,341       23,323
                 20,735       19,543       22,544
                 20,499       19,320       23,588
                 20,499       19,320       23,993
                 20,834       19,636       24,258
                 22,665       21,362       26,008
                 24,122       22,735       27,339
                 25,048       23,607       27,615
                 24,654       23,236       27,140
 6/30/1998       25,973       24,480       28,242
                 26,111       24,609       27,942
                 21,129       19,914       23,902
                 21,280       20,056       25,433
                 23,422       22,075       27,502
                 25,372       23,913       29,169
                 27,346       25,774       30,849
                 29,200       27,521       32,139
                 27,105       25,547       31,141
                 27,755       26,159       32,386
                 27,659       26,068       33,641
                 26,768       25,229       32,846
 6/30/1999       28,742       27,089       34,669
                 28,068       26,454       33,587
                 28,020       26,409       33,420
                 26,359       24,843       32,504
                 27,370       25,796       34,561
                 28,405       26,772       35,264
                 31,498       29,687       37,341
                 29,035       27,366       35,465
                 31,612       29,794       34,793
                 31,956       30,118       38,197
                 30,753       28,985       37,048
                 29,522       27,825       36,288
 6/30/2000       29,636       27,932       37,182
                 28,691       27,042       36,601
                 30,050       28,323       38,874
                 28,963       27,298       36,822
                 29,024       27,355       36,666
                 28,752       27,099       33,776
                 30,063       28,335       33,941
                 27,398       25,822       35,145
                 26,530       25,005       31,941
                 25,856       24,369       29,917
                 26,980       25,429       32,242
                 26,434       24,914       32,458
 6/30/2001       26,613       25,083       31,668
                 25,839       24,353       31,356
                 23,710       22,347       29,393
                 21,420       20,188       27,020
                 21,549       20,309       27,535
                 23,839       22,468       29,647
                 25,194       23,745       29,907
                 25,968       24,475       29,470
                 24,774       23,350       28,902
                 25,194       23,745       29,989
                 25,258       23,806       28,171
                 25,000       23,563       27,963
 6/30/2002       24,194       22,803       25,972
                 21,516       20,279       23,947
                 21,516       20,279       24,104
                 20,194       19,033       21,485
                 19,710       18,576       23,376
                 19,226       18,120       24,751
                 17,935       16,904       23,297
                 17,935       16,904       22,687
                 17,806       16,783       22,347
                 18,226       17,178       22,564
                 19,387       18,272       24,422
                 21,064       19,853       25,709
 6/30/2003       21,419       20,188       26,037

                                   Average Annual Total Returns -- June 30, 2003
--------------------------------------------------------------------------------

                                                                            Since
                                 6 Months   1 Year   5 Years   10 Years   Inception
                                 --------   ------   -------   --------   ---------
Class A (Inception 11/27/68)
Net Asset Value/1/                19.42%    -11.47%   -3.78%     7.91%        --
With Maximum Sales Charge/2/      12.54     -16.58    -4.91      7.28         --

Class B (Inception 2/28/97)
Net Asset Value/1/                18.75     -12.31    -4.52        --       2.18%
With CDSC/3/                      13.75     -16.69    -4.75        --       2.18

Class C (Inception 9/1/98)
Net Asset Value/1/                18.98     -12.31       --        --      -1.60
With Maximum Sales Charge and
   CDSC/3/                        16.87     -14.03       --        --      -1.80

Class Y (Inception 6/30/99)
Net Asset Value/1/                19.54     -10.98       --        --      -6.70

--------------------------------------------------------------------------------

                                                                               Since        Since        Since
                                                                              Class B      Class C      Class Y
Comparative Performance             6 Months   1 Year   5 Years   10 Years   Incept./7/   Incept./7/   Incept./7/
---------------------------------   --------   ------   -------   --------   ----------   ----------   ----------
S&P 500 Index/4/                     11.76%     0.25%    -1.61%    10.04%      4.87%         0.50%       -6.91%
Morningstar Large Blend Avg./5/      10.88     -1.23     -1.90      8.45       3.75          0.62        -6.39
Lipper Multi-Cap Value Average/6/    12.33     -0.50      1.64      9.72       5.99          5.08        -0.86

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                                % of Net Assets
                                                                    as of
                                                              ------------------
Fund Composition                                              6/30/03   12/31/02
--------------------------------------------------------------------------------
Common Stocks                                                  99.6       99.6
--------------------------------------------------------------------------------
Short Term Investments and Other                                0.4        0.4

                                                               % of Net Assets
                                                                     as of
                                                              ------------------
Ten Largest Holdings                                          6/30/03   12/31/02
--------------------------------------------------------------------------------
Lennar Corp., Class A                                           7.6       8.5
--------------------------------------------------------------------------------
D.R. Horton, Inc.                                               6.9       5.8
--------------------------------------------------------------------------------
KB HOME                                                         6.4       7.3
--------------------------------------------------------------------------------
Altria Group, Inc.                                              6.1        --
--------------------------------------------------------------------------------
Teva Pharmaceutical
Industries, Ltd. (ADR)                                          6.1       3.8
--------------------------------------------------------------------------------
Abbott Laboratories                                             5.6        --
--------------------------------------------------------------------------------
Countrywide Financial Corp.                                     5.2        --
--------------------------------------------------------------------------------
3M Co.                                                          4.9        --
--------------------------------------------------------------------------------
Burlington Resources, Inc.                                      4.9        --
--------------------------------------------------------------------------------
Dell Computer Corp.                                             4.8        --

                                                                % of Net Assets
                                                                    as of
                                                              ------------------
Five Largest Industries                                       6/30/03   12/31/02
--------------------------------------------------------------------------------
Home Construction,
   Furnishings & Appliances                                     29.1      34.5
--------------------------------------------------------------------------------
Financial Services                                              17.9      14.9
--------------------------------------------------------------------------------
Pharmaceuticals                                                 11.7      10.5
--------------------------------------------------------------------------------
Beverages, Food & Tobacco                                        7.1        --
--------------------------------------------------------------------------------
Industrial - Diversified                                         4.9        --

Portfolio holdings and asset allocations will vary.

See page 13 for information on the possible risks associated with an investment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 5.75%.
/3/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/  S&P 500 Index is an unmanaged index of U.S. common stock performance.
/5/ Morningstar Large Blend Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
/6/ Lipper Multi-Cap Value Funds Average is the average performance without sales charges of mutual funds with a similar current investment style or objective as calculated by Lipper Inc.
/7/ The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 2/28/97; Class C from 9/30/98 and Class Y from 6/30/99.

                      Risks of the CDC Nvest Equity Funds
--------------------------------------------------------------------------------

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

The Funds

CDC Nvest Capital Growth Fund invests primarily in common stocks of growth-oriented companies. Its focus is primarily on large- and mid-cap companies, but it may also invest in small-cap stocks.

CDC Nvest Growth and Income Fund may invest in growth stocks or value stocks of large- and mid-size companies. It may also invest in foreign securities.

CDC Nvest International Equity Fund invests primarily in growth-oriented companies outside the U.S., including emerging markets.

CDC Nvest Large Cap Growth Fund invests primarily in common stocks of companies with large market capitalizations that the manager believes have above-average long-term growth potential.

CDC Nvest Select Fund invests primarily in a concentrated portfolio of value stocks.

CDC Nvest Targeted Equity Fund invests primarily in a focused portfolio of common stocks of large companies. It may also invest in foreign securities and REITs.

The Risks

Small-cap stocks represent ownership of less well known, untried companies with little or no track record; they may have limited financial and management resources. Small-cap stocks may also be more volatile in price than the overall market and less liquid than large-cap stocks.

Emerging growth stocks represent ownership of small, rapidly growing companies that are typically more volatile than the overall market. These stocks expose investors to the risks of small-cap stocks.

Growth stocks tend to be more sensitive to market movements because their stock prices are based on future expectations, which may not be realized.

Value stocks may fall out of favor with investors and underperform the broader market; there is no guarantee that they will return to favor.

Concentrating on few stocks allows changes in the value of a single security (up or down) to have a greater impact on the fund's performance than it would if the fund were more broadly diversified. This means fund shares may be more volatile in price and more vulnerable to losses.

Foreign and emerging market securities convey special risks, including political, economic, regulatory and currency risks, as well as differing accounting standards. Emerging markets may be more subject to these risks than developed markets.

Real Estate Investment Trusts (REITs) may change in price with underlying real estate values, rising interest rates, limited diversification of holdings. They may also incur other mortgage-related risks, such as pre-payment risks.

--------------------------------------------------------------------------------
             NOT FDIC INSURED . MAY LOSE VALUE . NO BANK GUARANTEE
--------------------------------------------------------------------------------

                  Capital Growth Fund -- Schedule of Investments
----------------------------------------------------------------------
Investments as of June 30, 2003 (unaudited)


Shares            Description                                        Value (a)
--------------------------------------------------------------------------------
Common Stocks -- 99.2% of Total Net Assets
                Apparel Retailers -- 0.8%
   33,500       Curtiss-Wright Corp ..............................   $   628,460
                                                                     -----------

                Beverages, Food & Tobacco -- 3.6%
    4,500       Altria Group, Inc ................................       204,480
   37,000       Campbell Soup Co .................................       906,500
   38,400       H.J. Heinz Co ....................................     1,266,432
    9,400       PepsiCo, Inc .....................................       418,300
                                                                     -----------
                                                                       2,795,712
                                                                     -----------

                Biotechnology -- 3.3%
   20,200       Amgen, Inc.(c) ...................................     1,342,088
   33,700       Medimmune, Inc.(c) ...............................     1,225,669
                                                                     -----------
                                                                       2,567,757
                                                                     -----------

                Commercial Services -- 1.9%
   33,200       H&R Block, Inc ...................................     1,435,900
                                                                     -----------

                Communications -- 5.5%
   70,000       AT&T Wireless Services, Inc.(c) ..................       574,700
  218,600       Cisco Systems, Inc.(c) ...........................     3,648,434
                                                                     -----------
                                                                       4,223,134
                                                                     -----------

                Computers -- 7.5%
   99,800       Dell Computer Corp.(c) ...........................     3,189,608
   61,200       EMC Corp.(c) .....................................       640,764
   13,200       International Business Machines Corp .............     1,089,000
   10,600       Storage Technology Corp.(c) ......................       272,844
   23,700       SunGard Data Systems, Inc.(c) ....................       614,067
                                                                     -----------
                                                                       5,806,283
                                                                     -----------

                Cosmetics & Personal Care -- 4.9%
   17,600       Gillette Co. (The) ...............................       560,736
   36,400       Procter & Gamble Co ..............................     3,246,152
                                                                     -----------
                                                                       3,806,888
                                                                     -----------

                Financial Services -- 8.7%
   94,300       AmeriCredit Corp.(c) .............................       806,265
   55,800       Capital One Financial Corp .......................     2,744,244
   28,100       Fannie Mae .......................................     1,895,064
   27,600       T. Rowe Price Group, Inc .........................     1,041,900
    6,262       WFS Financial, Inc.(c) ...........................       209,840
                                                                     -----------
                                                                       6,697,313
                                                                     -----------

                Health Care Providers -- 5.0%
   40,400       UnitedHealth Group, Inc ..........................     2,030,100
   22,100       WellPoint Health Networks, Inc.(c) ...............     1,863,030
                                                                     -----------
                                                                       3,893,130
                                                                     -----------

                Home Construction, Furnishings &
                Appliances -- 0.5%
    8,200       Maytag Corp ......................................       200,244
      400       NVR, Inc.(c) .....................................       164,400
                                                                     -----------
                                                                         364,644
                                                                     -----------

                Industrial - Diversified -- 4.6%
  125,000       General Electric Co ..............................     3,585,000
                                                                     -----------

                Industrial Goods & Services -- 0.3%
   19,600       PerkinElmer, Inc .................................       270,676
                                                                     -----------

                Internet -- 0.4%
    9,200       Yahoo!, Inc.(c) ..................................       301,392
                                                                     -----------

                Medical Supplies -- 6.9%
   41,500       Becton, Dickinson & Co ...........................   $ 1,612,275
   11,500       Boston Scientific Corp.(c) .......................       702,650
    6,400       Guidant Corp .....................................       284,096
   10,600       St. Jude Medical, Inc.(c) ........................       609,500
   25,000       STERIS Corp.(c) ..................................       577,250
   27,700       Varian Medical Systems, Inc.(c) ..................     1,594,689
                                                                     -----------
                                                                       5,380,460
                                                                     -----------

                Oil & Gas -- 4.0%
   23,800       Anadarko Petroleum Corp ..........................     1,058,386
    9,555       Apache Corp ......................................       621,648
   18,200       Houston Exploration Co.(c) .......................       631,540
   14,800       Murphy Oil Corp ..................................       778,480
                                                                     -----------
                                                                       3,090,054
                                                                     -----------

                Pharmaceuticals -- 16.1%
   19,800       Abbott Laboratories ..............................       866,448
   36,500       Johnson & Johnson ................................     1,887,050
   58,900       Merck & Co., Inc .................................     3,566,395
   19,950       Mylan Laboratories, Inc ..........................       693,661
  111,550       Pfizer, Inc ......................................     3,809,433
   25,400       Schering-Plough Corp .............................       472,440
   29,600       Watson Pharmaceuticals, Inc.(c) (d) ..............     1,194,952
                                                                     -----------
                                                                      12,490,379
                                                                     -----------

                Retailers -- 4.2%
   34,400       7-Eleven, Inc.(c) ................................       362,920
   34,600       Dollar General Corp ..............................       631,796
   61,350       Home Depot, Inc ..................................     2,031,912
   14,000       Staples, Inc.(c) .................................       256,900
                                                                     -----------
                                                                       3,283,528
                                                                     -----------

                Semiconductors -- 10.3%
   41,600       Altera Corp.(c) (d) ..............................       682,240
  227,700       Intel Corp .......................................     4,732,517
    6,300       QLogic Corp.(c) (d) ..............................       304,479
  118,110       Texas Instruments, Inc ...........................     2,078,736
    5,500       Xilinx, Inc.(c) ..................................       139,205
                                                                     -----------
                                                                       7,937,177
                                                                     -----------

                Software -- 10.1%
   12,200       BMC Software, Inc.(c) ............................       199,226
   20,100       Citrix Systems, Inc.(c) ..........................       409,236
   42,500       Compuware Corp.(c) ...............................       245,225
    3,100       Electronic Arts, Inc.(c) .........................       229,369
   20,300       First Data Corp ..................................       841,232
  230,000       Microsoft Corp ...................................     5,890,300
                                                                     -----------
                                                                       7,814,588
                                                                     -----------

                Textiles, Clothing & Fabrics -- 0.3%
    7,600       Jones Apparel Group, Inc.(c) .....................       222,376
                                                                     -----------

                Transportation -- 0.3%
   11,400       Swift Transportation Co., Inc.(c) ................       212,268
                                                                     -----------

                Total Common Stocks (Identified
                Cost $88,657,039)                                     76,807,119
                                                                     -----------

Investments as of June 30, 2003 (unaudited)

Principal
  Amount    Description                                             Value (a)
--------------------------------------------------------------------------------
Short Term Investments --3.6%
 $728,870   Repurchase Agreement with Investors
            Bank & Trust Co. dated
            6/30/2003 at 0.75% to be repurchased at
            $728,885 on 7/01/2003,
            collateralized by $714,757 Federal
            National Mortgage Association
            Bond, 7.50%, due 8/01/2015 valued at
            $765,369 ..........................................   $    728,870
  115,111   Bank of Montreal, 1.08%, due
            7/02/2003(e) ......................................        115,111
  289,240   Bank of Montreal, 1.15%, due
            7/09/2003(e) ......................................        289,240
  143,889   Bank of Nova Scotia, 1.05%, due
            8/29/2003(e) ......................................        143,889
  172,666   Bank of Nova Scotia, 1.16%, due
            7/09/2003(e) ......................................        172,666
   28,778   BNP Paribas, 1.03%, due 7/21/2003(e) ..............         28,778
   57,555   Comerica Bank, 1.073%, due
            11/19/2003(e) .....................................         57,555
   28,778   Credit Agricole Indosuez, 1.05%, due
            8/26/2003(e) ......................................         28,778
   57,555   Den Danske Bank, 1.04%, due
            7/24/2003(e) ......................................         57,555
  201,444   Dreyfus Cash Management Plus Fund,
            1.102%, due 7/01/2003(e) ..........................        201,444
   57,555   Liberty Lighthouse Funding, 1.081%,
            due 7/14/2003(e) ..................................         57,555
   22,203   Merrill Lynch Premier Institutional
            Fund, 1.045%, due 7/01/2003(e) ....................         22,203
  414,260   Merrimac Cash Fund-Premium Class,
            1.052%, due 7/01/2003(e) ..........................        414,260
  172,666   Royal Bank of Canada, 1.031%, due
            7/07/2003(e) ......................................        172,666
  115,111   Royal Bank of Scotland, 1.05%, due
            7/28/2003(e) ......................................        115,111
  143,889   Royal Bank of Scotland, 1.125%, due
            7/01/2003(e) ......................................        143,889
                                                                  ------------
            Total Short Term Investments
            (Identified Cost $2,749,570) ......................      2,749,570
                                                                  ------------
            Total Investments -- 102.8%
            (Identified Cost $91,406,609)(b) ..................     79,556,689
            Other assets less liabilities .....................     (2,138,115)
                                                                  ------------
            Total Net Assets -- 100% ..........................   $ 77,418,574
                                                                  ============

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:
    At June 30, 2003, the net unrealized depreciation on investments based on cost of $91,406,609 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which
    there is an excess of value over tax cost .................   $  6,030,958
    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax
    cost over value ...........................................    (17,880,878)
                                                                  ------------
    Net unrealized depreciation ...............................   $(11,849,920)
                                                                  ============

    At December 31, 2002, the Fund had a capital loss carryover of approximately $53,531,761 of which $26,648,714 expires on December 31, 2009 and $26,883,047 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

    For the year ended December 31, 2002, the Fund has elected to defer $2,293,916 of capital losses attributable to Post-October losses.
(c) Non-income producing security.
(d) All or a portion of this security was on loan to brokers at June 30, 2003.
(e) Represents investments of securities lending collateral.

15               See accompanying notes to financial statements.

                Growth and Income Fund -- Schedule of Investments

Investments as of June 30, 2003 (unaudited)

Shares        Description                                           Value (a)
------------------------------------------------------------------------------
Common Stocks -- 94.5% of Total Net Assets

              Advertising -- 2.7%
    640,400   Interpublic Group of Cos. (The), Inc.............   $  8,568,552
                                                                  ------------
              Aerospace & Defense -- 4.3%
    129,400   Boeing Co. (The) ................................      4,441,008
    348,700   Honeywell International, Inc. ...................      9,362,595
                                                                  ------------
                                                                    13,803,603
                                                                  ------------

              Apparel Retailers -- 3.0%
    520,500   Gap (The), Inc. .................................      9,764,580
                                                                  ------------
              Automotive -- 0.4%
     32,800   Harley-Davidson, Inc. ...........................      1,307,408
                                                                  ------------
              Banking -- 7.4%
    368,700   US Bancorp ......................................      9,033,150
    356,000   Washington Mutual, Inc. .........................     14,702,800
                                                                  ------------
                                                                    23,735,950
                                                                  ------------

              Beverages, Food & Tobacco -- 10.3%
     28,200   Anheuser-Busch Cos., Inc. .......................      1,439,610
    214,500   Diageo PLC (ADR) ................................      9,386,520
     65,500   General Mills, Inc. .............................      3,105,355
    254,800   H.J. Heinz Co. ..................................      8,403,304
    297,400   Kraft Foods, Inc.(c) ............................      9,680,370
     24,200   Nestle SA (ADR) .................................      1,251,140
                                                                  ------------
                                                                    33,266,299
                                                                  ------------

              Building Materials -- 2.8%
    383,100   Masco Corp.(c) ..................................      9,136,935
                                                                  ------------
              Commercial Services -- 3.1%
    554,200   Cendant Corp.(d) ................................     10,152,944
                                                                  ------------
              Communications -- 1.9%
    466,000   General Motors Corp., Class H (Hughes
              Electronics Corp.)(d) ...........................      5,969,460
                                                                  ------------
              Electric Utilities -- 3.2%
    253,300   Duke Energy Corp.(c) ............................      5,053,335
    235,200   TXU Corp ........................................      5,280,240
                                                                  ------------
                                                                    10,333,575
                                                                  ------------

              Entertainment & Leisure -- 4.2%
    113,000   Carnival Corp ...................................      3,673,630
    500,200   Walt Disney Co. (The) ...........................      9,878,950
                                                                  ------------
                                                                    13,552,580
                                                                  ------------

              Environmental Control -- 3.0%
    398,100   Waste Management, Inc ...........................      9,590,229
                                                                  ------------
              Financial Services -- 2.6%
    125,400   Fannie Mae ......................................      8,456,976
                                                                  ------------
              Food Retailers -- 4.7%
    567,000   Kroger Co. (The)(d) .............................      9,457,560
    282,600   Safeway, Inc.(d) ................................      5,781,996
                                                                  ------------
                                                                    15,239,556
                                                                  ------------

              Household Products -- 2.2%
    138,300   Fortune Brands, Inc. ............................      7,219,260
                                                                  ------------
              Industrial - Diversified -- 1.0%
     47,900   Illinois Tool Works, Inc. .......................      3,154,215
                                                                  ------------
              Insurance -- 1.3%
     90,000   MGIC Investment Corp ............................      4,197,600
                                                                  ------------
              Media - Broadcasting & Publishing --
              12.0%
    756,300   AOL Time Warner, Inc.(d) ........................     12,168,867
    249,500   Comcast Corp., Special Class A(d) ...............      7,193,085
     61,700   Gannett Co., Inc. ...............................      4,739,177

              Media - Broadcasting & Publishing --
              (continued)
  1,269,500   Liberty Media Corp.(c) (d) ......................   $ 14,675,420
                                                                  ------------
                                                                    38,776,549
                                                                  ------------

              Medical Supplies -- 4.5%
    193,000   Baxter International, Inc. ......................      5,018,000
    214,700   Guidant Corp ....................................      9,530,533
                                                                  ------------
                                                                    14,548,533
                                                                  ------------

              Office/Business Equipment -- 0.3%
     97,000   Xerox Corp.(d) ..................................      1,027,230
                                                                  ------------
              Oil & Gas -- 2.8%
    115,100   Burlington Resources, Inc. ......................      6,223,457
     51,846   ConocoPhillips ..................................      2,841,161
                                                                  ------------
                                                                     9,064,618
                                                                  ------------

              Pharmaceuticals -- 5.8%
    151,500   Abbott Laboratories .............................      6,629,640
    245,600   Bristol-Myers Squibb Co .........................      6,668,040
     90,900   Merck & Co., Inc. ...............................      5,503,995
                                                                  ------------
                                                                    18,801,675
                                                                  ------------

              Restaurants -- 3.5%
    514,000   McDonald's Corp .................................     11,338,840
                                                                  ------------
              Retailers -- 4.0%
    387,200   Home Depot, Inc .................................     12,824,064
                                                                  ------------
              Software -- 3.5%
     81,300   Automatic Data Processing, Inc ..................      2,752,818
    208,400   First Data Corp .................................      8,636,096
                                                                  ------------
                                                                    11,388,914
                                                                  ------------
              Total Common Stocks (Identified Cost
              $285,874,743) ...................................    305,220,145
                                                                  ------------

Principal
  Amount
-----------
Short Term Investments -- 13.2%

$20,736,200   Repurchase Agreement with Investors Bank & Trust Co.
              dated 6/30/2003 at 0.75% to be repurchased at $20,736,632
              on 7/01/2003, collateralized by $21,200,015 Federal
              National Mortgage Association Bond with rates ranging from
              2.935% to 4.497%, and maturities ranging from 1/25/2022
              to 8/01/2032 with an aggregate value of
              $21,773,010 .....................................     20,736,200
  1,233,807   Bank of Montreal, 1.08%, due
              7/02/2003(e) ....................................      1,233,807
  3,100,200   Bank of Montreal, 1.15%, due
              7/09/2003(e) ....................................      3,100,200
  1,542,259   Bank of Nova Scotia, 1.05%, due
              8/29/2003(e) ....................................      1,542,259
  1,850,711   Bank of Nova Scotia, 1.16%, due
              7/09/2003(e) ....................................      1,850,711
    308,452   BNP Paribas, 1.03%, due 7/21/2003(e) ............        308,452
    616,904   Comerica Bank, 1.073%, due
              11/19/2003(e) ...................................        616,904
    308,452   Credit Agricole Indosuez, 1.05%, due
              8/26/2003(e) ....................................        308,452
    616,904   Den Danske Bank, 1.04%, due
              7/24/2003(e) ....................................        616,904
  2,159,163   Dreyfus Cash Management Plus Fund,
              1.102%, due 7/01/2003(e) ........................      2,159,163
    616,904   Liberty Lighthouse Funding, 1.081%, due
              7/14/2003(e) ....................................        616,904
    237,980   Merrill Lynch Premier Institutional
              Fund, 1.045%, due 7/01/2003(e) ..................        237,980
  4,440,211   Merrimac Cash Fund-Premium Class,
              1.052%, due 7/01/2003(e) ........................      4,440,211
  1,850,711   Royal Bank of Canada, 1.031%, due
              7/07/2003(e) ....................................      1,850,711
  1,233,808   Royal Bank of Scotland, 1.05%, due
              7/28/2003(e) ....................................      1,233,808
  1,542,259   Royal Bank of Scotland, 1.125%, due
              7/01/2003(e) ....................................      1,542,259
                                                                  ------------
              Total Short Term Investments
              (Identified Cost $42,394,925) ...................     42,394,925
                                                                  ------------
              Total Investments -- 107.7%
              (Identified Cost $328,269,668) (b) ..............    347,615,070
              Other assets less liabilities ...................    (24,711,630)
                                                                  ------------
              Total Net Assets -- 100% ........................   $322,903,440
                                                                  ============

                See accompanying notes to financial statements.               16

Investments as of June 30, 2003 (unaudited)

--------------------------------------------------------------------------------

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At June 30, 2003, the net unrealized appreciation on investments based on cost of $328,269,668 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over
     tax cost .......................................   $ 29,499,702
     Aggregate gross unrealized depreciation for all
     investments in which there is  an excess of tax
     cost over value ................................    (10,154,300)
                                                        ------------
     Net unrealized appreciation                        $ 19,345,402
                                                        ============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $109,950,271 of which $19,895,206 expires on December 31, 2008, $69,951,207 expires on December 31, 2009 and $20,103,858 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $4,943,400 of capital losses attributable to Post-October losses.
(c) All or a portion of this security was on loan to brokers at June 30, 2003.
(d)  Non-income producing security.
(e)  Represents investments of securities lending collateral.

ADR An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

17                See accompanying notes to financial statements.

              International Equity Fund -- Schedule of Investments

Investments as of June 30, 2003 (unaudited)

Shares             Description                                         Value (a)
--------------------------------------------------------------------------------
Common Stocks -- 96.1% of Total Net Assets
            Australia -- 4.3%
   31,500   Lend Lease Corp., Ltd.................................   $   176,608
   63,600   News Corp., Ltd.......................................       478,287
  259,000   Promina Group, Ltd.(c) ...............................       410,417
   28,300   Publishing & Broadcasting, Ltd........................       187,740
   26,650   Westpac Banking Corp., Ltd............................       290,780
                                                                     -----------
                                                                       1,543,832
                                                                     -----------
            Austria -- 2.0%
    4,100   Erste Bank der Oesterreichischen Sparkassen AG .......       362,945
   31,200   Telekom Austria AG(c) ................................       354,618
                                                                     -----------
                                                                         717,563
                                                                     -----------
            Brazil -- 0.8%
   15,600   Empresa Brasileira de Aeronautica SA (Embraer)(ADR) ..       297,960
                                                                     -----------
            Canada -- 5.3%
   14,765   Barrick Gold Corp.....................................       261,411
   10,779   EnCana Corp.(d) ......................................       411,273
    7,346   Petro-Canada .........................................       292,539
    7,550   Precision Drilling Corp., Class A(c) .................       283,167
   22,880   Rogers Communications, Inc., Class B .................       365,573
   11,145   Toronto-Dominion Bank (The)(d) .......................       307,289
                                                                     -----------
                                                                       1,921,252
                                                                     -----------
            Czech Republic -- 0.7%
    3,552   Komercni Banka AS ....................................       255,886
                                                                     -----------
            Finland -- 1.9%
   21,600   Nokia OYJ (ADR) ......................................       354,888
   30,800   Stora Enso OYJ, R Shares .............................       344,757
                                                                     -----------
                                                                         699,645
                                                                     -----------
            France -- 4.5%
    5,500   BNP Paribas ..........................................       279,979
   10,500   Compagnie Generale des Etablissements Michelin,
               Class B ...........................................       410,693
    3,600   Pernod-Ricard ........................................       321,790
    2,500   Technip-Coflexip SA ..................................       219,151
    2,640   TotalFinaElf SA ......................................       399,677
                                                                     -----------
                                                                       1,631,290
                                                                     -----------
            Germany -- 3.8%
    3,700   Adidas-Salomon AG(d) .................................       316,682
    7,800   BASF AG ..............................................       332,454
    2,700   Deutsche Bank AG(d) ..................................       174,717
   24,450   Infineon Technologies AG (ADR)(c) ....................       234,476
    5,020   Stada Arzneimittel AG ................................       317,625
                                                                     -----------
                                                                       1,375,954
                                                                     -----------
            Greece -- 1.7%
   18,000   Greek Organization of Football Prognostics SA ........       183,880
   22,650   Public Power Corp.....................................       409,609
                                                                     -----------
                                                                         593,489
                                                                     -----------
            Hong Kong -- 1.3%
  189,100   Esprit Holdings, Ltd..................................       463,162
                                                                     -----------
            Hungary -- 0.7%
   26,300   OTP Bank Rt(c) .......................................       254,545
                                                                     -----------
            India -- 0.5%
    8,275   Wipro, Ltd. (ADR) ....................................       190,739
                                                                     -----------
            Ireland -- 3.7%
   97,000   Anglo Irish Bank Corp., 144A .........................       859,234
   63,700   Ryanair Holdings PLC(c) ..............................       459,469
                                                                     -----------
                                                                       1,318,703
                                                                     -----------
            Israel -- 1.1%
    6,900   Teva Pharmaceutical Industries, Ltd. (ADR)(d) ........   $   392,817
                                                                     -----------
            Italy -- 6.1%
  198,400   Banca Nazionole del Lavoro SpA - BNL(c) ..............       333,229
   35,955   Banco Popolare di Verona e Novara Scrl ...............       492,215
   34,450   Eni SpA(d) ...........................................       521,944
   21,700   Mediaset SpA .........................................       183,982
   27,900   Saipem SpA ...........................................       209,267
   49,200   Telecom Italia SpA(d) ................................       446,006
                                                                     -----------
                                                                       2,186,643
                                                                     -----------
            Japan -- 16.8%
    7,000   Canon, Inc............................................       321,712
   15,600   Credit Saison Co., Ltd................................       256,205
   26,000   Dai Nippon Printing Co., Ltd..........................       275,419
   37,000   Daiwa House Industry Co., Ltd.........................       254,917
       49   East Japan Railway Co.................................       218,250
    1,800   Hirose Electric Co., Ltd..............................       149,087
    7,000    Honda Motor Co., Ltd.................................       265,660
   28,000   JGC Corp..............................................       188,706
   53,000   Kaneka Corp...........................................       327,133
       46   KDDI Corp.............................................       178,414
    1,630   Keyence Corp.(d)......................................       299,108
    2,300   Mabuchi Motor Co., Ltd................................       176,111
   49,000   Mitsubishi Corp.......................................       340,454
   19,000   Nikon Corp.(c) .......................................       156,735
   63,000   Nippon Oil Corp.......................................       273,776
   46,300   Nissan Motor Co., Ltd.................................       443,343
    5,800   Nitto Denko Corp......................................       190,124
   60,000   NSK, Ltd .............................................       191,175
    6,000   Secom Co., Ltd .......................................       176,162
   16,000   Sharp Corp............................................       205,655
    5,000   Sony Corp.............................................       140,963
    9,600   Takeda Chemical Industries, Ltd.......................       354,725
    5,500   TDK Corp..............................................       272,041
   11,600   THK Co., Ltd..........................................       156,357
    5,800   Uni-Charm Corp........................................       251,080
                                                                     -----------
                                                                       6,063,312
                                                                     -----------
            Mexico -- 0.6%
   72,600   Wal-Mart de Mexico SA de CV, Series V ................       213,977
                                                                     -----------
            Netherlands -- 1.5%
   10,500   ING Groep NV .........................................       182,758
    7,600   Royal Dutch Petroleum Co..............................       353,394
                                                                     -----------
                                                                         536,152
                                                                     -----------
            Norway -- 0.9%
   76,000   Telenor ASA ..........................................       315,702
                                                                     -----------
            Republic of Korea -- 1.0%
    1,255   Samsung Electronics Co., Ltd..........................       372,980
                                                                     -----------
            Russia -- 1.3%
    5,900   LUKOIL (ADR) .........................................       463,740
                                                                     -----------
            Singapore -- 1.0%
   70,000   City Developments, Ltd................................       176,536
   30,000   DBS Group Holdings, Ltd...............................       175,513
                                                                     -----------
                                                                         352,049
                                                                     -----------
            Spain -- 3.0%
    6,800   Altadis SA ...........................................       174,603
    7,000   Banco Popular Espanol ................................       354,323
    5,800   Grupo Ferrovial SA ...................................       157,800
   21,700   Iberdrola SA .........................................       376,452
                                                                     -----------
                                                                       1,063,178
                                                                     -----------

               See accompanying notes to financial statements.                18

Investments as of June 30, 2003 (unaudited)

Shares      Description                                               Value (a)
-------------------------------------------------------------------------------
            Sweden -- 0.5%
    6,600   Autoliv, Inc. (SDR)(d) ..............................   $   177,941
                                                                     ----------
            Switzerland -- 7.3%
    1,500   Centerpulse AG(c) ...................................       404,416
    8,700   Credit Suisse Group .................................       229,413
   20,500   Novartis AG .........................................       812,752
    4,500   Roche Holding AG ....................................       353,656
      530   Synthes-Stratec, Inc.................................       381,442
    8,000   UBS AG ..............................................       445,874
                                                                     ----------
                                                                      2,627,553
                                                                     ----------
            Thailand -- 0.7%
   67,200   Siam Cement Public Co. (The), Ltd ...................       268,353
                                                                     ----------
            United Kingdom -- 23.1%
   21,800   Anglo American PLC ..................................       333,718
   39,500   Barclays PLC ........................................       292,052
   64,275   BHP Billiton PLC ....................................       338,160
   70,700   BP PLC ..............................................       490,886
   42,700   British Sky Broadcasting PLC(c) .....................       471,891
   34,400   Diageo PLC ..........................................       367,938
   34,100   GlaxoSmithKline PLC .................................       684,925
  114,000   Hilton Group PLC ....................................       347,236
   28,000   Imperial Tobacco Group PLC ..........................       502,227
  148,650   Kingfisher PLC ......................................       681,931
   51,600   Lloyds TSB Group PLC ................................       365,521
   21,300   Next PLC ............................................       361,804
   21,600   Reckitt Benckiser PLC ...............................       396,359
   34,700   Royal Bank of Scotland Group PLC ....................       971,178
   38,000   United Utilities PLC ................................       368,752
  571,171   Vodafone Group PLC ..................................     1,116,554
   36,400   Xstrata PLC .........................................       242,203
                                                                     ----------
                                                                      8,333,335
                                                                     ----------
            Total Common Stocks
            (Identified Cost $30,283,937) .......................    34,631,752
                                                                     ----------

Preferred Stocks -- 0.6%
            Germany -- 0.6%
      550   Porsche AG (d) ......................................       232,208
                                                                     ----------
            Total Preferred Stocks
            (Identified Cost $217,864) ..........................       232,208
                                                                     ----------

Principal
  Amount                                                             Value (a)
---------
Short Term Investments -- 8.2%
 $167,931   Bank of Montreal, 1.08%, due 7/02/2003(e) ...........       167,931
  421,963   Bank of Montreal, 1.15%, due 7/09/2003(e) ...........       421,963
  251,897   Bank of Nova Scotia, 1.16%, due 7/09/2003(e) ........       251,897
  209,914   Bank of Nova Scotia, 1.05%, due 8/29/2003(e) ........       209,914
   41,983   BNP Paribas, 1.03%, due 7/21/2003(e) ................        41,983
   83,966   Comerica Bank, 1.073%, due 11/19/2003(e) ............        83,966
   41,983   Credit Agricole Indosuez, 1.05%, due 8/26/2003(e) ...        41,983
   83,966   Den Danske Bank, 1.04%, due 7/24/2003(e) ............        83,966
  293,880   Dreyfus Cash Management Plus Fund, 1.102%, due
               7/01/2003(e) .....................................       293,880
   83,966   Liberty Lighthouse Funding, 1.081%, due
               7/14/2003(e) .....................................        83,966
   32,391   Merrill Lynch Premier Institutional Fund, 1.045%,
               due 7/01/2003(e) .................................        32,391

Short Term Investments -- 8.2%(continued)
 $604,350   Merrimac Cash Fund-Premium Class, 1.052%, due
               7/01/2003(e)                                         $   604,350
  251,897   Royal Bank of Canada, 1.031%, due 7/07/2003(e) ......       251,897

  209,914   Royal Bank of Scotland, 1.125%, due  7/01/2003(e) ...       209,914

  167,931   Royal Bank of Scotland, 1.05%, due 7/28/2003(e) .....       167,931
                                                                    -----------
            Total Short Term Investments
            (Identified Cost $2,947,932) ........................     2,947,932
                                                                    -----------
            Total Investments -- 104.9%
            (Identified Cost $33,449,733) (b) ...................    37,811,892
            Other assets less liabilities .......................    (1,779,949)
                                                                    ------------
            Total Net Assets-- 100% .............................   $36,031,943
                                                                    ===========

(a)  See Note 2a of Notes to Financial Statements.

(b)  Federal Tax Information:
     At June 30, 2003, the net unrealized appreciation on
     investments based on cost of $33,449,733 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ..........  $ 4,673,234
                                                                    -----------
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value .........      (311,075)
                                                                    -----------
     Net unrealized appreciation ................................   $ 4,362,159
                                                                    ===========

     At December 31, 2003, the Fund had a capital loss carryover of approximately $30,663,018 of which $20,761,210 expires on December 31, 2009 and $9,901,808 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2003, the Fund has elected to defer $1,702,210 of capital losses and $37,437 of foreign currency losses attributable to Post-October losses.

(c)  Non-income producing security.
(d)  All or a portion of this security was on loan to brokers at June 30, 2002.
(e)  Represents investments of securities lending collateral.

ADR An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

SDR  Swedish Depositary Receipt

144A Securities exempt from registration under Rule These securities 144A of the Securities Act of 1933. may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $859,234 or 2.4% of net assets.

     Industry Holdings at June 30, 2003
     Banking                             17.9%
     Oil & Gas                           10.4
     Pharmaceuticals                      8.2
     Communications                       6.0
     Automotive                           4.1
     Beverages, Food & Tobacco            3.8
     Media - Broadcasting & Publishing    3.6
     Mining                               3.2
     Telephone Systems                    2.7
     Retailers                            2.5
     Chemicals                            2.3
     Electric Utilities                   2.3
     Electronics                          2.2
     Medical Supplies                     2.2
     Textiles, Clothing & Fabrics         2.2
     Other, less than 2% each            23.1

19                See accompanying notes to financial statements.

                Large Cap Growth Fund -- Schedule Of Investments

Investments as of June 30, 2003 (unaudited)

Shares             Description                                         Value (a)
--------------------------------------------------------------------------------
Common Stocks -- 100.1% of Total Net Assets

            Aerospace & Defense -- 2.5%
    7,300   Northrop Grumman Corp.(c) ...........................   $   629,917
                                                                     -----------
            Banking -- 4.2%
   15,000   State Street Corp ...................................       591,000
    9,000   Wells Fargo & Co ....................................       453,600
                                                                    -----------
                                                                      1,044,600
                                                                    -----------
            Beverages, Food & Tobacco -- 5.9%
    9,000   Anheuser-Busch Cos., Inc ............................       459,450
   11,000   PepsiCo, Inc ........................................       489,500
   17,300   Sysco Corp.(c) ......................................       519,692
                                                                    -----------
                                                                      1,468,642
                                                                    -----------

            Biotechnology -- 3.2%
   12,000   Amgen, Inc.(d) ......................................       797,280
                                                                    -----------

            Commercial Services -- 2.5%
   34,000   Cendant Corp.(d) ....................................       622,880
                                                                    -----------

            Communications -- 3.4%
   51,000   Cisco Systems, Inc.(d) ..............................       851,190
                                                                    -----------

            Computer & Business Equipment -- 0.6%
   15,100   ATI Technologies, Inc.(d) ...........................       154,020
                                                                    -----------

            Computers -- 5.1%
   22,000   Dell Computer Corp.(d) ..............................       703,120
    7,000   International Business Machines Corp ................       577,500
                                                                    -----------
                                                                      1,280,620
                                                                    -----------
            Education -- 1.1%
    5,000   Education Management Corp.(d) .......................       265,900
                                                                    -----------

            Electrical Equipment -- 1.0%
    5,000   Emerson Electric Co .................................       255,500
                                                                    -----------

            Financial Services -- 6.7%
   12,700   American Express Co .................................       530,987
    9,200   Citigroup, Inc ......................................       393,760
    9,000   Goldman Sachs Group, Inc ............................       753,750
                                                                    -----------
                                                                      1,678,497
                                                                    -----------

            Food Retailers -- 0.6%
    9,000   Kroger Co. (The)(d) .................................       150,120
                                                                    -----------

            Health Care Providers -- 1.0%
    7,700   HCA, Inc ............................................       246,708
                                                                    -----------

            Healthcare-Services -- 1.0%
    8,200   Laboratory Corp. of America Holdings(d) .............       247,230
                                                                    -----------

            Household Products -- 1.1%
    4,900   Colgate-Palmolive Co ................................       283,955
                                                                    -----------

            Industrial - Diversified -- 5.6%
   49,000   General Electric Co .................................     1,405,320
                                                                    -----------

            Insurance -- 2.4%
   11,000   American International Group, Inc ...................       606,980
                                                                    -----------

            Media - Broadcasting & Publishing -- 4.1%
   12,500   Clear Channel Communications, Inc.(d) ...............       529,875
   15,300   Cox Communications, Inc., Class A(c) (d) ............       488,070
                                                                    -----------
                                                                      1,017,945
                                                                    -----------

            Medical Supplies -- 4.3%
    6,400   Boston Scientific Corp.(d) ..........................   $   391,040
    6,700   Edwards Lifesciences Corp.(d) .......................       215,338
   10,000   Medtronic, Inc ......................................       479,700
                                                                    -----------
                                                                      1,086,078
                                                                    -----------

            Oil & Gas -- 1.8%
    7,000   BJ Services Co.(d) ..................................       261,520
    9,000   Transocean, Inc.(d) .................................       197,730
                                                                    -----------
                                                                        459,250
                                                                    -----------

            Pharmaceuticals -- 10.0%
    4,700   Eli Lilly & Co ......................................       324,159
   21,100   IVAX Corp.(d) .......................................       376,635
    4,500   Johnson & Johnson ...................................       232,650
    7,000   Merck & Co., Inc ....................................       423,850
   34,000   Pfizer, Inc .........................................     1,161,100
                                                                    -----------
                                                                      2,518,394
                                                                    -----------

            Restaurants -- 3.8%
   14,000   Brinker International, Inc.(d) ......................       504,280
    9,100   PF Chang's China Bistro, Inc.(c) (d) ................       447,811
                                                                    -----------
                                                                        952,091
                                                                    -----------

            Retailers -- 9.4%
   17,000   Home Depot, Inc .....................................       563,040
    4,600   Kohl's Corp.(d) .....................................       236,348
   15,800   Walgreen Co .........................................       475,580
   20,000   Wal-Mart Stores, Inc ................................     1,073,400
                                                                    -----------
                                                                      2,348,368
                                                                    -----------

            Semiconductors -- 10.7%
   16,800   Analog Devices, Inc.(d) .............................       584,976
   34,700   Applied Materials, Inc.(d) ..........................       550,342
   39,000   Intel Corp ..........................................       810,576
   10,400   Microchip Technology, Inc ...........................       256,152
   18,600   Xilinx, Inc.(d) .....................................       470,766
                                                                    -----------
                                                                      2,672,812
                                                                    -----------

            Software -- 6.0%
   46,800   Microsoft Corp ......................................     1,198,548
   33,500   Siebel Systems, Inc.(d) .............................       319,590
                                                                    -----------
                                                                      1,518,138
                                                                    -----------

            Transportation -- 2.1%
    8,200   United Parcel Service, Inc., Class B ................       522,340
                                                                    -----------

            Total Common Stocks (Identified Cost $26,185,781) ...    25,084,775
                                                                    -----------

See accompanying notes to financial statements.                               20

Investments as of June 30, 2003 (unaudited)

Principal
  Amount    Description                                                            Value (a)
---------------------------------------------------------------------------------------------
Short Term Investments -- 8.2%
 $296,182   Repurchase Agreement with Investors Bank & Trust Co. dated
               6/30/2003 at 0.75% to be repurchased at $296,188 on 7/01/2003, collateralized by $312,697 Federal Home Loan Mortgage
               Corporation Bond, 1.63%, due 1/15/2028 valued at $313,978 ......   $   296,182
  100,766   Bank of Montreal, 1.08%, due 7/02/2003(e)                                 100,766
  253,196   Bank of Montreal, 1.15%, due 7/09/2003(e)                                 253,196
  125,958   Bank of Nova Scotia, 1.05%, due 8/29/2003(e)                              125,958
  151,150   Bank of Nova Scotia, 1.16%, due 7/09/2003(e)                              151,150
   25,192   BNP Paribas, 1.03%, due 7/21/2003(e) ..............................        25,192
   50,383   Comerica Bank, 1.073%, due 11/19/2003(e)                                   50,383
   25,192   Credit Agricole Indosuez, 1.05%, due 8/26/2003(e)                          25,192
   50,383   Den Danske Bank, 1.04%, due 7/24/2003(e)                                   50,383
  176,341   Dreyfus Cash Management Plus Fund, 1.102%, due 7/01/2003(e)               176,341
   50,383   Liberty Lighthouse Funding, 1.081%, due 7/14/2003(e)                       50,383
   19,436   Merrill Lynch Premier Institutional Fund, 1.045%, due 7/01/2003 (e)        19,436
  362,637   Merrimac Cash Fund-Premium Class, 1.052%, due 7/01/2003(e)                362,637
  151,149   Royal Bank of Canada, 1.031%, due  7/07/2003(e)                           151,149
  100,766   Royal Bank of Scotland, 1.05%, due 7/28/2003(e)                           100,766
  125,958   Royal Bank of Scotland, 1.125%, due 7/01/2003(e)                          125,958
                                                                                  -----------
            Total Short Term Investments (Identified Cost $2,065,072)               2,065,072
                                                                                  -----------

            Total Investments -- 108.3% (Identified Cost $28,250,853) (b) .....    27,149,847
            Other assets less liabilities .....................................    (2,083,752)
                                                                                  -----------
            Total Net Assets -- 100% ..........................................   $25,066,095
                                                                                  ===========

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At June 30, 2003, the net unrealized depreciation on investments based on cost of $28,250,853 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there
     is an excess of value over tax cost ......................................   $ 1,607,394
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value ................................    (2,708,400)
                                                                                  -----------
     Net unrealized depreciation ..............................................   $(1,101,006)
                                                                                  ===========

     At December 31, 2002, the Fund had a capital loss carryover of approximately $41,153,499 of which $3,696,755 expires on December 31, 2008, $26,085,507 expires on December 31, 2009 and $11,371,237 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer
     $1,881,354 of capital losses attributable to Post-October losses.
(c)  All or a portion of this security was on loan to brokers at June 30, 2003.
(d)  Non-income producing security.
(e)  Represents investments of securities lending collateral.

21               See accompanying notes to financial statements.

                     Select Fund -- Schedule of Investments

Investments as of June 30, 2003 (unaudited)

 Shares     Description                                                            Value (a)
----------------------------------------------------------------------------------------------
Common Stocks -- 91.2% of Total Net Assets

            Banking -- 17.6%
1,170,600   Washington Mutual, Inc.(c) ........................................   $ 48,345,780
                                                                                  ------------
            Biotechnology -- 3.7%
  235,300   Chiron Corp.(d) ...................................................     10,287,316
                                                                                  ------------
            Commercial Services -- 9.8%
  505,900   H&R Block, Inc ....................................................     21,880,175
  203,000   Valassis Communications, Inc.(c) (d) ..............................      5,221,160
                                                                                  ------------
                                                                                    27,101,335
                                                                                  ------------
            Computers -- 1.3%
  140,000   SunGard Data Systems, Inc.(d) .....................................      3,627,400
                                                                                  ------------
            Food Retailers -- 4.1%
  683,000   Kroger Co. (The)(c) (d) ...........................................     11,392,440
                                                                                  ------------
            Healthcare-Services -- 3.7%
  303,000   Omnicare, Inc .....................................................     10,238,370
                                                                                  ------------
            Lodging -- 2.5%
  179,700   Marriott International, Inc., Class A .............................      6,904,074
                                                                                  ------------
            Media - Broadcasting & Publishing -- 12.6%
  711,300   AOL Time Warner, Inc.(d) ..........................................     11,444,817
  185,300   Knight-Ridder, Inc ................................................     12,772,729
  908,400   Liberty Media Corp.(d) ............................................     10,501,104
                                                                                  ------------
                                                                                    34,718,650
                                                                                  ------------
            Medical Supplies -- 4.6%
  286,500   Guidant Corp ......................................................     12,717,735
                                                                                  ------------
            Oil & Gas -- 4.0%
  205,400   Burlington Resources, Inc .........................................     11,105,978
                                                                                  ------------
            Pharmaceuticals -- 3.3%
  327,600   Bristol-Myers Squibb Co ...........................................      8,894,340
                                                                                  ------------
            Restaurants -- 5.2%
  480,900   Yum! Brands, Inc.(d) ..............................................     14,215,404
                                                                                  ------------
            Retailers -- 5.2%
  458,200   J.C. Penney Co., Inc.(c) ..........................................      7,720,670
  346,500   TJX Cos., Inc .....................................................      6,528,060
                                                                                  ------------
                                                                                    14,248,730
                                                                                  ------------
            Software -- 6.8%
  301,000   First Data Corp ...................................................     12,473,440
1,981,000   Novell, Inc.(d) ...................................................      6,101,480
                                                                                  ------------
                                                                                    18,574,920
                                                                                  ------------
            Telephone Systems -- 4.1%
  779,700   Sprint Corp. (FON Group) ..........................................     11,227,680
                                                                                  ------------
            Tools -- 2.7%
  171,000   Black & Decker Corp ...............................................      7,429,950
                                                                                  ------------
            Total Common Stocks (Identified Cost $227,366,343) ................    251,030,102
                                                                                  ------------

Principal
  Amount    Description                                                              Value (a)
------------------------------------------------------------------------------------------------
Short Term Investments -- 20.0%
$25,198,718   Repurchase Agreement with Investors Bank & Trust Co. dated
                 6/30/2003 at 0.75% to be repurchased at $25,199,243 on
                 7/01/2003, collateralized by $3,133,850 Federal Home Loan
                 Mortgage Corporation Bond, 1.54%, due 9/25/2032 valued
                 at $23,324,241 .................................................   $ 25,198,718
  1,692,371   Bank of Montreal, 1.08%, due 7/02/2003(e) .........................      1,692,371
  4,252,435   Bank of Montreal, 1.15%, due 7/09/2003(e) .........................      4,252,435
  2,115,463   Bank of Nova Scotia, 1.05%, due 8/29/2003(e) ......................      2,115,463
  2,538,556   Bank of Nova Scotia, 1.16%, due 7/09/2003(e) ......................      2,538,556
    423,093   BNP Paribas, 1.03%, due 7/21/2003(e) ..............................        423,093
    846,185   Comerica Bank, 1.073%, due 11/19/2003(e) ..........................        846,185
    423,093   Credit Agricole Indosuez, 1.05%, due 8/26/2003(e) .................        423,093
    846,185   Den Danske Bank, 1.04%, due 7/24/2003(e) ..........................        846,185
  2,961,649   Dreyfus Cash Management Plus Fund, 1.102%, due 7/01/2003(e) .......      2,961,649
    846,185   Liberty Lighthouse Funding, 1.081%, due 7/14/2003(e) ..............        846,185
    326,428   Merrill Lynch Premier Institutional Fund, 1.045%, due 7/01/2003(e)         326,428
  6,090,482   Merrimac Cash Fund-Premium Class, 1.052%, due 7/01/2003(e) ........      6,090,482
  2,538,556   Royal Bank of Canada, 1.031%, due 7/07/2003(e) ....................      2,538,556
  1,692,371   Royal Bank of Scotland, 1.05%, due 7/28/2003(e) ...................      1,692,371
  2,115,463   Royal Bank of Scotland, 1.125%, due 7/01/2003(e) ..................      2,115,463
                                                                                    ------------
              Total Short Term Investments (Identified Cost $54,907,233) ........     54,907,233
                                                                                    ------------
              Total Investments -- 111.2%
              (Identified Cost $282,273,576) (b) ................................    305,937,335
              other assets less liabilities .....................................    (30,700,526)
                                                                                    ------------
              Total Net Assets -- 100% ..........................................   $275,236,809
                                                                                    ============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At June 30, 2003, the net unrealized appreciation on investments based on cost of $282,273,576 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost .........................   $ 33,408,311
     Aggregate gross unrealized depreciation for all investments in
     which there is an excess of tax cost over value ............................     (9,744,552)
                                                                                    ------------
     Net unrealized appreciation ................................................   $ 23,663,759
                                                                                    ============

     At December 31, 2003, the Fund had a capital loss carryover of approximately $8,193,164 of which $1,480,080 expires on December 31, 2009 and $6,713,084 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2003, the Fund has elected to defer
     $7,802,742 of capital losses attributable to Post-October losses.
(c) All or a portion of this security was on loan to brokers at June 30, 2003.
(d)  Non-income producing security.
(e)  Represents investments of securities lending collateral.

                See accompanying notes to financial statements.               22

                 Targeted Equity Fund -- Schedule of Investments

Investments as of June 30, 2003 (unaudited)

Shares       Description                                                            Value (a)
-----------------------------------------------------------------------------------------------
Common Stocks -- 99.6% of Total Net Assets

             Beverages, Food & Tobacco -- 7.1%
   955,000   Altria Group, Inc. ...............................................   $  43,395,200
   150,000   Coca-Cola Co. (The) ..............................................       6,961,500
                                                                                  -------------
                                                                                     50,356,700
                                                                                  -------------
             Biotechnology -- 1.0%
   100,000   Genetech, Inc.(c) ................................................       7,212,000
                                                                                  -------------
             Computers -- 4.8%
 1,075,000   Dell Computer Corp.(c) ...........................................      34,357,000
                                                                                  -------------
             Cosmetics & Personal Care -- 3.5%
   279,000   Procter & Gamble Co. .............................................      24,881,220
                                                                                  -------------
             Financial Services -- 17.9%
   700,000   Citigroup, Inc. ..................................................      29,960,000
   535,000   Countrywide Financial Corp. ......................................      37,219,950
   525,000   Freddie Mac ......................................................      26,654,250
   502,000   Lehman Brothers Holdings, Inc. ...................................      33,372,960
                                                                                  -------------
                                                                                    127,207,160
                                                                                  -------------
             Home Construction, Furnishings & Appliances -- 29.1%
   435,000   Centex Corp.(d) ..................................................      33,838,650
 1,737,200   D.R. Horton, Inc. ................................................      48,815,320
   730,000   KB HOME ..........................................................      45,245,400
   750,900   Lennar Corp., Class A(d) .........................................      53,689,350
   406,300   Pulte Homes, Inc. ................................................      25,052,458
                                                                                  -------------
                                                                                    206,641,178
                                                                                  -------------
             Industrial - Diversified -- 4.9
   271,000   3M Co. ...........................................................      34,953,580
                                                                                  -------------
             Oil & Gas -- 4.9%
   645,000   Burlington Resources, Inc.(d) ....................................      34,875,150
                                                                                  -------------
             Pharmaceuticals -- 11.7%
   915,000   Abbott Laboratories ..............................................      40,040,400
   760,000   Teva Pharmaceutical Industries, Ltd. (ADR)(d) ....................      43,266,800
                                                                                  -------------
                                                                                     83,307,200
                                                                                  -------------
             Retailers -- 3.8%
   615,000   Best Buy Co., Inc.(c) ............................................      27,010,800
                                                                                  -------------
             Semiconductors -- 4.7%
   955,000   Analog Devices, Inc.(c) ..........................................      33,253,100
                                                                                  -------------
             Software -- 4.6%
   785,000   First Data Corp. .................................................      32,530,400
                                                                                  -------------
             Transportation -- 1.6%
   180,000   United Parcel Service, Inc., Class B .............................      11,466,000
                                                                                  -------------
             Total Common Stocks (Identified Cost $563,129,118) ...............     708,051,488
                                                                                  -------------

Principal
  Amount     Description                                                            Value (a)
-------------------------------------------------------------------------------------------------
Short Term Investments -- 15.6%
$ 3,080,274   Repurchase Agreement with Investors Bank & Trust Co. dated
              6/30/2002 at 0.75% to be repurchased at $3,080,338 on
              7/01/2003, collateralized by $3,090,398 Small Business
              Administration Bond, 3.63%, due 4/25/2024 valued
              at $3,234,287 ....................................................    $   3,080,274
  6,130,339   Bank of Montreal, 1.08%, due 7/02/2003(e)                                 6,130,339
 15,403,760   Bank of Montreal, 1.15%, due 7/09/2003(e)                                15,403,760
  7,662,924   Bank of Nova Scotia, 1.05%, due 8/29/2003(e)                              7,662,924
  9,195,509   Bank of Nova Scotia, 1.16%, due 7/09/2003(e)                              9,195,509
  1,532,585   BNP Paribas, 1.03%, due 7/21/2003(e)                                      1,532,585
  3,065,169   Comerica Bank, 1.073%, due 11/19/2003(e)                                  3,065,169
  1,532,585   Credit Agricole Indosuez, 1.05%, due 8/26/2003(e)                         1,532,585
  3,065,170   Den Danske Bank, 1.04%, due 7/24/2003(e)                                  3,065,170
 10,728,093   Dreyfus Cash Management Plus Fund, 1.102%, due 7/01/2003(e)              10,728,093

  3,065,170   Liberty Lighthouse Funding, 1.081%, due 7/14/2003(e)                      3,065,170
  1,182,434   Merrill Lynch Premier Institutional Fund, 1.045%, due 7/01/2003 (e)       1,182,434
 22,061,786   Merrimac Cash Fund-Premium Class, 1.052%, due 7/01/2003(e)               22,061,786
  9,195,509   Royal Bank of Canada, 1.031%, due 7/07/2003(e)                            9,195,509
  6,130,339   Royal Bank of Scotland, 1.05%, due  7/28/2003(e)                          6,130,339
  7,662,924   Royal Bank of Scotland, 1.125%, due 7/01/2003(e)                          7,662,924
                                                                                    -------------
              Total Short Term Investments (Identified Cost $110,694,570)             110,694,570
                                                                                    -------------
              Total Investments -- 115.2%
              (Identified Cost $673,823,688)(b) ...............................       818,746,058
              Other assets less liabilities ...................................      (108,336,651)
                                                                                    -------------
              Total Net Assets -- 100% ........................................     $ 710,409,407
                                                                                    =============
(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At June 30, 2003, the net unrealized appreciation on investments based on cost of $628,907,353 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there
     is an excess of value over tax cost ......................................     $ 149,118,580
     Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value ......................................        (4,196,210)
                                                                                    -------------
     Net unrealized appreciation ..............................................     $ 144,922,370
                                                                                    =============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $382,471,007 of which $187,367,538 expires on December
     31, 2009 and $195,103,469 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer
     $51,910,302 of capital losses attributable to Post-October losses.
(c)  Non-income producing security.
(d) All or a portion of this security was on loan to brokers at June 30, 2003.
(e)  Represents investments of securities lending collateral.
ADR  An American Depositary Receipt (ADR) is a certificate issued by a U.S.
     bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

23               See accompanying notes to financial statements.

                              FINANCIAL STATEMENTS

                       Statements of Assets & Liabilities

June 30, 2003 (unaudited)

                                                                      Capital Growth     Growth and    International     Large Cap
                                                                           Fund         Income Fund     Equity Fund     Growth Fund
                                                                      --------------   -------------   -------------   ------------
ASSETS
   Investments at cost ............................................   $  91,406,609    $ 328,269,668   $ 33,449,733    $ 28,250,853
   Net unrealized appreciation (depreciation) .....................     (11,849,920)      19,345,402      4,362,159      (1,101,006)
                                                                      -------------    -------------   ------------    ------------
      Investments at value ........................................      79,556,689      347,615,070     37,811,892      27,149,847
   Receivable for Fund shares sold ................................          19,505          336,362      1,709,678           7,084
   Receivable for securities sold .................................         195,583        2,258,339      1,084,695         373,001
   Dividends and interest receivable ..............................          76,177          317,110        123,862          17,736
   Tax reclaims receivable ........................................              --               --         40,246              --
   Receivable from investment adviser .............................              --               --             --          23,060
   Securities lending income receivable ...........................           1,912           14,389          4,199             460
                                                                      -------------    -------------   ------------    ------------
      TOTAL ASSETS ................................................      79,849,866      350,541,270     40,774,572      27,571,188
                                                                      -------------    -------------   ------------    ------------
LIABILITIES
   Collateral on securities loaned, at value ......................       2,020,700       21,658,725      2,947,932       1,768,890
   Foreign cash at value (identified cost $15,637) ................              --               --         12,810              --
   Payable for securities purchased ...............................         102,761        1,255,738        767,670         618,262
   Payable for Fund shares redeemed ...............................         123,530          662,171         53,806          41,932
   Payable to custodian bank ......................................              --        3,593,712        827,512              --
   Management fees payable ........................................          48,540           93,388         27,472              --
   Deferred Trustees' fees ........................................          43,534          146,744         31,606           3,509
   Transfer agent fees payable ....................................          49,673          136,327         28,868          29,071
   Accounting and administrative fees payable .....................           5,045           20,172          2,336           1,581
   Other accounts payable and accrued expenses ....................          37,509           70,853         42,617          41,848
                                                                      -------------    -------------   ------------    ------------
      TOTAL LIABILITIES ...........................................       2,431,292       27,637,830      4,742,629       2,505,093
                                                                      -------------    -------------   ------------    ------------
NET ASSETS ........................................................   $  77,418,574    $ 322,903,440   $ 36,031,943    $ 25,066,095
                                                                      =============    =============   ============    ============

NET ASSETS CONSIST OF:
   Paid in capital ................................................   $ 145,480,207    $ 431,136,516   $ 65,366,038    $ 71,319,619
   Undistributed (overdistributed) net investment income (loss) ...        (462,621)        (591,141)        69,314         (90,200)
   Accumulated net realized gain (loss) on investments ............     (55,749,092)    (126,987,337)   (33,773,918)    (45,062,318)
   Net unrealized appreciation (depreciation) of investments ......     (11,849,920)      19,345,402      4,370,509      (1,101,006)
                                                                      -------------    -------------   ------------    ------------
NET ASSETS ........................................................   $  77,418,574    $ 322,903,440   $ 36,031,943    $ 25,066,095
                                                                      =============    =============   ============    ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   Class A shares:
      Net assets ..................................................   $  60,295,360    $ 196,940,194   $ 23,589,455    $ 11,024,516
                                                                      =============    =============   ============    ============
      Shares of beneficial interest ...............................       6,242,939       18,189,780      2,165,091       1,109,268
                                                                      =============    =============   ============    ============
      Net asset value and redemption price per share ..............   $        9.66    $       10.83   $      10.90    $       9.94
                                                                      =============    =============   ============    ============
      Offering price per share ....................................   $       10.25    $       11.49   $      11.56    $      10.55
                                                                      =============    =============   ============    ============
   Class B shares:(redemption price is equal to net asset value less any applicable contingent deferred sales charges)
      Net assets ..................................................   $  16,204,335    $  88,682,289   $  7,780,341    $ 12,028,274
                                                                      =============    =============   ============    ============
      Shares of beneficial interest ...............................       1,909,249        8,575,392        756,362       1,241,168
                                                                      =============    =============   ============    ============
      Net asset value and offering price per share ................   $        8.49    $       10.34   $      10.29    $       9.69
                                                                      =============    =============   ============    ============
   Class C shares:(redemption price is equal to net asset value less any applicable contingent deferred sales charges)
      Net assets ..................................................   $     918,879    $   9,645,792   $  1,028,744    $  1,036,340
                                                                      =============    =============   ============    ============
      Shares of beneficial interest ...............................         108,435          935,152        100,222         106,930
                                                                      =============    =============   ============    ============
      Net asset value per share ...................................   $        8.47    $       10.31   $      10.26    $       9.69
                                                                      =============    =============   ============    ============
      Offering price per share ....................................   $        8.56    $       10.41   $      10.37    $       9.79
                                                                      =============    =============   ============    ============
   Class Y shares:
      Net assets ..................................................   $          --    $  27,635,165   $  3,633,403    $    976,965
                                                                      =============    =============   ============    ============
      Shares of beneficial interest ...............................              --        2,497,121        319,259          97,121
                                                                      =============    =============   ============    ============
      Net asset value, offering and redemption price per share ....   $          --    $       11.07   $      11.38    $      10.06
                                                                      =============    =============   ============    ============

25               See accompanying notes to financial statements.

   Select      Targeted Equity
    Fund            Fund
------------   ---------------

$282,273,576    $ 673,823,688
  23,663,759      144,922,370
------------    -------------
 305,937,335      818,746,058
     919,641          155,974
          --        7,405,664
     260,535          656,734
          --               --
          --               --
      14,775            4,054
------------    -------------
 307,132,286      826,968,484
------------    -------------

  29,708,515      107,614,296
          --               --
   1,097,277        6,048,834
     338,308        1,718,393
           5               --
     512,798          416,624
      13,741          305,865
     130,098          336,301
      18,126           45,292
      76,609           73,472
------------    -------------
  31,895,477      116,559,077
------------    -------------
$275,236,809    $ 710,409,407
============    =============


$283,345,030    $ 984,373,914
  (1,148,774)      (2,791,267)
 (30,623,206)    (416,095,610)
  23,663,759      144,922,370
------------    -------------
$275,236,809    $ 710,409,407
============    =============


$ 79,127,750    $ 651,687,251
============    =============
   7,651,001       98,215,799
============    =============
$      10.34    $        6.64
============    =============
$      10.97    $        7.05
============    =============


$ 95,842,229    $  49,912,084
============    =============
   9,428,224    $   7,961,088
============    =============
$      10.17    $        6.27
============    =============


$100,266,830    $   2,419,170
============    =============
   9,861,564          386,105
============    =============
$      10.17    $        6.27
============    =============
$      10.27    $        6.33
============    =============

$         --    $   6,390,902
============    =============
          --          949,307
============    =============
$         --    $        6.73
============    =============

                            Statements of Operations

For the Six Months Ended June 30, 2003 (unaudited)

                                                                        Capital Growth    Growth and    International    Large Cap
                                                                            Fund         Income Fund     Equity Fund    Growth Fund
                                                                        --------------   ------------   -------------   -----------
INVESTMENT INCOME
   Dividends ........................................................    $   368,856     $  1,464,116    $   707,273    $   115,746
   Interest .........................................................          1,845           35,832          3,576          1,110
   Securities lending income ........................................          1,366               --          4,354            219
   Less net foreign taxes withheld ..................................             --          (10,329)       (83,360)            --
                                                                         -----------     ------------    -----------    -----------
                                                                             372,067        1,489,619        631,843        117,075
                                                                         -----------     ------------    -----------    -----------
   Expenses
      Management fees ...............................................        277,716          749,205        156,799        108,397
      Service fees - Class A ........................................         71,878          161,260         28,080         13,468
      Service and distribution fees - Class B .......................         78,492          341,858         39,697         57,259
      Service and distribution fees - Class C .......................          4,283           34,500          5,505          5,086
      Trustees' fees and expenses ...................................          8,158           22,545          6,060          5,980
      Accounting and administrative .................................         30,325           87,904         14,224          9,816
      Custodian .....................................................         22,568           27,467         58,770         24,896
      Transfer agent fees - Class A, Class B, Class C ...............        249,963          570,598        116,085        104,072
      Transfer agent fees - Class Y .................................             --            5,500          1,670            422
      Audit and tax services ........................................         16,168           16,270         23,652         13,315
      Legal .........................................................          4,163           12,896          1,994          1,427
      Shareholder reporting .........................................         17,504           41,473         13,742         13,814
      Registration ..................................................         14,817           29,942         21,071         20,970
      Miscellaneous .................................................          8,092           12,707          5,439          6,197
                                                                         -----------     ------------    -----------    -----------
   Total expenses before reductions .................................        804,127        2,114,125        492,788        385,119
                                                                         -----------     ------------    -----------    -----------
      Less reimbursement/waiver .....................................             --          (61,423)            --       (170,785)
      Less reductions ...............................................        (11,466)         (26,603)        (5,553)        (9,140)
                                                                         -----------     ------------    -----------    -----------
   Net expenses .....................................................        792,661        2,026,099        487,235        205,194
                                                                         -----------     ------------    -----------    -----------
   Net investment income (loss) .....................................       (420,594)        (536,480)       144,608        (88,119)
                                                                         -----------     ------------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
   Realized gain (loss) on:
      Realized gain (loss) on investments - net .....................        210,920      (11,529,100)      (966,639)    (1,957,122)
      Foreign currency transactions - net ...........................             --               --       (168,768)            --
   Change in unrealized appreciation (depreciation) on:
      Investments - net .............................................      9,017,909       42,623,740      4,065,604      4,739,797
      Foreign currency transactions - net ...........................             --               --          2,112             --
                                                                         -----------     ------------    -----------    -----------
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions .................................      9,228,829       31,094,640      2,932,309      2,782,675
                                                                         -----------     ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ...........................................    $ 8,808,235     $ 30,558,160    $ 3,076,917    $ 2,694,556
                                                                         ===========     ============    ===========    ===========

27              See accompanying notes to financial statements.

   Select      Targeted Equity
    Fund            Fund
------------   ---------------
$  1,513,738    $  2,704,106
      52,385           9,873
       4,850          16,015
          --         (21,352)
------------    ------------
   1,570,973       2,708,642
------------    ------------

   1,218,219       2,305,817
      86,813         753,315
     430,048         227,984
     440,918          10,729
      18,792          70,972
     100,255         267,299
      21,721          59,611
     560,760       1,698,609
          --           2,841
      15,992          18,028
      13,653          35,621
      64,241          76,417
      22,836          28,235
      17,765          25,916
------------    ------------
   3,012,013       5,581,394
------------    ------------
    (287,310)             --
     (13,930)       (319,999)
------------    ------------
   2,710,773       5,261,395
------------    ------------
  (1,139,800)     (2,552,753)
------------    ------------




 (14,627,300)     18,386,160
          --              --

  43,730,903     101,106,375
          --              --
------------    ------------

  29,103,603     119,492,535
------------    ------------

$ 27,963,803    $116,939,782
============    ============

                      Statements of Changes in Net Assets

                                                                             Capital Growth Fund          Growth and Income Fund
                                                                         --------------------------   ----------------------------
                                                                          Six Months                   Six Months
                                                                            Ended                        Ended
                                                                           June 30,     Year Ended      June 30,       Year Ended
                                                                             2003      December 31,       2003        December 31,
                                                                         (unaudited)       2002        (unaudited)        2002
                                                                         -----------   ------------   ------------   -------------
FROM OPERATIONS:
   Net investment income (loss) ......................................   $  (420,594)  $ (1,058,415)  $   (536,480)  $    (503,999)
   Net realized gain (loss) on investments and
      foreign currency transactions ..................................       210,920    (24,033,239)   (11,529,100)    (23,052,758)
   Net change in unrealized appreciation (depreciation)
      on investments .................................................     9,017,909     (9,195,048)    42,623,740     (40,836,656)
                                                                         -----------   ------------   ------------   -------------
   Increase (decrease) in net assets resulting from operations .......     8,808,235    (34,286,702)    30,558,160     (64,393,413)
                                                                         -----------   ------------   ------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS: ..................................            --             --             --              --
                                                                         -----------   ------------   ------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS ...........................    (7,233,344)   (25,435,438)    73,149,535     (70,380,717)
                                                                         -----------   ------------   ------------   -------------
   Total increase (decrease) in net assets ...........................     1,574,891    (59,722,140)   103,707,695    (134,774,130)
NET ASSETS
   Beginning of period ...............................................    75,843,683    135,565,823    219,195,745     353,969,875
                                                                         -----------   ------------   ------------   -------------
   End of period .....................................................   $77,418,574   $ 75,843,683   $322,903,440   $ 219,195,745
                                                                         ===========   ============   ============   =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS) .........   $  (462,621)  $    (42,027)  $   (591,141)  $     (54,661)
                                                                         ===========   ============   ============   =============

29               See accompanying notes to financial statements.

   International Equity           Large Cap Growth                   Select                    Targeted Equity
          Fund                         Fund                           Fund                          Fund
--------------------------   --------------------------   ---------------------------   -----------------------------
Six Months                    Six Months                   Six Months                    Six Months
   Ended                        Ended                         Ended                        Ended
  June 30,     Year Ended      June 30,     Year Ended      June 30,      Year Ended      June 30,       Year Ended
    2003      December 31,       2003      December 31,       2003       December 31,       2003        December 31,
(unaudited)       2002       (unaudited)       2002        (unaudited)       2002        (unaudited)        2002
-----------   ------------   -----------   ------------   ------------   ------------   ------------   --------------

$   144,608   $   (394,794)  $   (88,119)  $   (274,025)  $ (1,139,800)  $ (1,930,970)  $ (2,552,753)  $   (8,332,759)
 (1,135,407)    (9,991,358)   (1,957,122)   (11,968,632)   (14,627,300)   (14,515,826)    18,386,160     (243,684,297)
  4,067,716       (139,087)    4,739,797     (5,830,835)    43,730,903    (26,008,735)   101,106,375      (31,792,914)
-----------   ------------   -----------   ------------   ------------   ------------   ------------   --------------
  3,076,917    (10,525,239)    2,694,556    (18,073,492)    27,963,803    (42,455,531)   116,939,782     (283,809,970)
-----------   ------------   -----------   ------------   ------------   ------------   ------------   --------------

         --             --            --             --             --             --             --               --
-----------   ------------   -----------   ------------   ------------   ------------   ------------   --------------

 (2,752,748)   (14,520,711)   (2,676,100)   (13,041,498)     6,549,564    140,115,357    (62,861,139)    (163,710,155)
-----------   ------------   -----------   ------------   ------------   ------------   ------------   --------------
    324,169    (25,045,950)       18,456    (31,114,990)    34,513,367     97,659,826     54,078,643     (447,520,125)

 35,707,774     60,753,724    25,047,639     56,162,629    240,723,442    143,063,616    656,330,764    1,103,850,889
-----------   ------------   -----------   ------------   ------------   ------------   ------------   --------------
$36,031,943   $ 35,707,774   $25,066,095   $ 25,047,639   $275,236,809   $240,723,442   $710,409,407   $  656,330,764
===========   ============   ===========   ============   ============   ============   ============   ==============
$    69,314   $    (75,294)  $   (90,200)  $     (2,081)  $ (1,148,774)  $     (8,974)  $ (2,791,267)  $     (238,514)
===========   ============   ===========   ============   ============   ============   ============   ==============

                              Financial Highlights

For a share outstanding throughout each period.

                        Income (loss) from investment operations:                       Less distributions:
                -----------------------------------------------------   ------------------------------------------------------
                 Net asset
                  value,        Net        Net realized                 Dividends    Distributions
                 beginning   investment   and unrealized   Total from    from net      from net
                    of         income     gain (loss) on   investment   investment      realized     Return of       Total
                the period     (loss)      investments     operations     income     capital gains    capital    distributions
                ----------   ----------   --------------   ----------   ----------   -------------   ---------   -------------
Capital
Growth Fund
  Class A
6/30/2003(e)      $ 8.58     $(0.04)(d)       $ 1.12         $ 1.08       $   --        $   --          $--          $   --
12/31/2002         11.93      (0.09)(d)        (3.26)         (3.35)          --            --           --              --
12/31/2001         15.04      (0.13)(d)        (2.95)         (3.08)          --         (0.03)          --           (0.03)
12/31/2000         22.86      (0.18)(d)        (4.14)         (4.32)          --         (3.50)          --           (3.50)
12/31/1999         20.67      (0.13)(d)         5.05           4.92           --         (2.73)          --           (2.73)
12/31/1998         19.95      (0.13)(d)         5.18           5.05           --         (4.33)          --           (4.33)
  Class B
06/30/03(e)         7.56      (0.07)(d)         1.00           0.93           --            --           --              --
12/31/2002         10.61      (0.15)(d)        (2.90)         (3.05)          --            --           --              --
12/31/2001         13.47      (0.20)(d)        (2.63)         (2.83)          --         (0.03)          --           (0.03)
12/31/2000         21.06      (0.32)(d)        (3.77)         (4.09)          --         (3.50)          --           (3.50)
12/31/1999         19.37      (0.27)(d)         4.69           4.42           --         (2.73)          --           (2.73)
12/31/1998         19.10      (0.27)(d)         4.87           4.60           --         (4.33)          --           (4.33)
  Class C
06/30/03(e)         7.56      (0.06)(d)         0.97           0.91           --            --           --              --
12/31/2002         10.60      (0.14)(d)        (2.90)         (3.04)          --            --           --              --
12/31/2001         13.47      (0.20)(d)        (2.64)         (2.84)          --         (0.03)          --           (0.03)
12/31/2000         21.06      (0.32)(d)        (3.77)         (4.09)          --         (3.50)          --           (3.50)
12/31/1999         19.37      (0.27)(d)         4.69           4.42           --         (2.73)          --           (2.73)
12/31/1998         19.11      (0.27)(d)         4.86           4.59           --         (4.33)          --           (4.33)

Growth and
Income Fund
  Class A
06/30/03(e)       $ 9.42     $(0.01)(d)       $ 1.42         $ 1.41       $   --        $   --          $--          $   --
12/30/2002         11.78       0.01(d)         (2.37)         (2.36)          --            --           --              --
12/31/2001         13.79      (0.01)(d)        (2.00)         (2.01)          --            --           --              --
12/31/2000         15.33       0.01(d)         (1.09)         (1.08)          --         (0.46)          --           (0.46)
12/31/1999         16.57       0.08             1.40           1.48        (0.06)        (2.66)          --           (2.72)
12/31/1998         15.35       0.04             3.29           3.33        (0.01)        (2.10)          --           (2.11)
  Class B
06/30/03(e)         9.02      (0.05)(d)         1.37           1.32           --            --           --              --
12/31/2002         11.37      (0.07)(d)        (2.28)         (2.35)          --            --           --              --
12/31/2001         13.40      (0.10)(d)        (1.93)         (2.03)          --            --           --              --
12/31/2000         15.03      (0.10)(d)        (1.07)         (1.17)          --         (0.46)          --           (0.46)
12/31/1999         16.37      (0.04)            1.36           1.32           --         (2.66)          --           (2.66)
12/31/1998         15.28      (0.05)            3.24           3.19           --         (2.10)          --           (2.10)
  Class C
06/30/03(e)         9.01      (0.05)(d)         1.35           1.30           --            --           --              --
12/31/2002         11.36      (0.07)(d)        (2.28)         (2.35)          --            --           --              --
12/31/2001         13.38      (0.10)(d)        (1.92)         (2.02)          --            --           --              --
12/31/2000         15.01      (0.10)(d)        (1.07)         (1.17)          --         (0.46)          --           (0.46)
12/31/1999         16.35      (0.04)            1.36           1.32           --         (2.66)          --           (2.66)
12/31/1998         15.28      (0.04)            3.21           3.17           --         (2.10)          --           (2.10)
  Class Y
06/30/03(e)         9.59       0.02(d)          1.46           1.48           --            --           --              --
12/31/2002         11.93       0.07(d)         (2.41)         (2.34)          --            --           --              --
12/31/2001         13.87       0.06(d)         (2.00)         (1.94)          --            --           --              --
12/31/2000         15.36       0.07(d)         (1.10)         (1.03)          --         (0.46)          --           (0.46)
12/31/1999         16.57       0.02             1.51           1.53        (0.08)        (2.66)          --           (2.74)
12/31/1998(f)      15.42       0.02             1.22           1.24        (0.02)        (0.07)          --           (0.09)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

31              See accompanying notes to financial statements.

                                            Ratios to average net assets:
                                       ---------------------------------------

Net asset               Net assets,                Expenses
  value,      Total       end of                 after expense   Net investment   Portfolio
  end of      return    the period    Expenses    reductions      income (loss)   turnover
the period    (%)(a)       (000)        (%)(b)     (%)(b)(c)         (%)(b)       rate (%)
----------   --------   -----------   --------   -------------   --------------   ---------
  $ 9.66       12.6       $ 60,295      2.00          1.97           (0.98)          32
    8.58      (28.1)        58,729      1.75          1.71           (0.84)         103
   11.93      (20.5)        98,412      1.62          1.58           (0.99)          90
   15.04      (19.5)       143,425      1.40          1.37           (0.80)         118
   22.86       24.7        200,821      1.39          1.39           (0.61)         124
   20.67       29.0        175,511      1.46          1.46           (0.62)         136

    8.49       12.3         16,204      2.75          2.72           (1.69)          32
    7.56      (28.8)        16,267      2.50          2.46           (1.59)         103
   10.61      (21.0)        35,409      2.37          2.33           (1.74)          90
   13.47      (20.1)        56,884      2.15          2.12           (1.55)         118
   21.06       23.8         74,774      2.14          2.14           (1.36)         124
   19.37       28.2         57,796      2.21          2.21           (1.37)         136

    8.47       12.0            919      2.75          2.72           (1.66)          32
    7.56      (28.7)           847      2.50          2.46           (1.59)         103
   10.60      (21.1)         1,745      2.37          2.33           (1.74)          90
   13.47      (20.1)         2,487      2.15          2.12           (1.55)         118
   21.06       23.8          3,110      2.14          2.14           (1.36)         124
   19.37       28.1          1,609      2.21          2.21           (1.37)         136

  $10.83       15.0       $196,940      1.68          1.65           (0.27)          15
    9.42      (20.0)       130,751      1.56          1.54            0.07          195
   11.78      (14.6)       211,138      1.46          1.41           (0.05)         154
   13.79       (7.3)       290,714      1.31          1.28            0.04          139
   15.33        9.5        375,676      1.21          1.21            0.48          133
   16.57       23.9        304,139      1.23          1.23            0.33          114

   10.34       14.6         88,682      2.43          2.40           (1.02)          15
    9.02      (20.7)        71,436      2.31          2.29           (0.68)         195
   11.37      (15.1)       120,361      2.21          2.16           (0.80)         154
   13.40       (8.1)       165,767      2.06          2.03           (0.71)         139
   15.03        8.6        216,457      1.96          1.96           (0.27)         133
   16.37       23.1        153,369      1.98          1.98           (0.42)         114

   10.31       14.4          9,646      2.43          2.40           (1.02)          15
    9.01      (20.7)         6,440      2.31          2.29           (0.68)         195
   11.36      (15.1)        10,553      2.21          2.16           (0.80)         154
   13.38       (8.1)        19,373      2.06          2.03           (0.71)         139
   15.01        8.6         26,983      1.96          1.96           (0.27)         133
   16.35       22.9         18,288      1.98          1.98           (0.42)         114

   11.07       15.4         27,635      1.03          1.00            0.36           15
    9.59      (19.6)        10,569      0.96          0.94            0.66          195
   11.93      (14.0)        11,918      0.91          0.87            0.52          154
   13.87       (7.0)        10,131      0.87          0.84            0.48          139
   15.36        9.8         14,377      0.96          0.96           (0.73)         133
   16.57        8.1              1      0.98          0.98            0.58          114

(e)  For the period ended June 30, 2003 (unaudited).
(f)  For the period November 18, 1998 (inception) through December 31, 1998.

                              Financial Highlights

For a share outstanding throughout each period.

                        Income (loss) from investment operations:                       Less distributions:
                -----------------------------------------------------   ------------------------------------------------------
                 Net asset
                   value,       Net        Net realized                 Dividends    Distributions
                 beginning   investment   and unrealized   Total from    from net      from net
                    of        income      gain (loss) on   investment   investment      realized     Return of       Total
                the period   (loss)(d)     investments     operations     income     capital gains    capital    distributions
                ----------   ----------   --------------   ----------   ----------   -------------   ---------   -------------

International
Equity Fund
  Class A
6/30/2003(l)      $10.04      $ 0.05          $ 0.81         $ 0.86      $   --         $   --          $--         $   --
12/31/2002         12.72       (0.08)          (2.60)         (2.68)         --             --           --             --
12/31/2001         16.62       (0.10)          (3.80)         (3.90)         --             --           --             --
12/31/2000         25.39       (0.22)          (6.90)         (7.12)      (0.17)         (1.48)          --          (1.65)
12/31/1999         14.26       (0.03)          12.31          12.28       (0.02)         (1.13)          --          (1.15)
12/31/1998         14.06        0.15            0.77           0.92       (0.44)         (0.28)          --          (0.72)
  Class B
6/30/2003(l)        9.51        0.01            0.77           0.78          --             --           --             --
12/31/2002         12.14       (0.16)          (2.47)         (2.63)         --             --           --             --
12/31/2001         15.99       (0.20)          (3.65)         (3.85)         --             --           --             --
12/31/2000         24.71       (0.37)          (6.70)         (7.07)      (0.17)         (1.48)          --          (1.65)
12/31/1999         13.98       (0.15)          12.01          11.86          --          (1.13)          --          (1.13)
12/31/1998         13.71        0.04            0.75           0.79       (0.24)         (0.28)          --          (0.52)
  Class C
6/30/2003(l)        9.49        0.01            0.76           0.77          --             --           --             --
12/31/2002         12.18       (0.16)          (2.53)         (2.69)         --             --           --             --
12/31/2001         16.05       (0.20)          (3.67)         (3.87)         --             --           --             --
12/31/2000         24.78       (0.34)          (6.74)         (7.08)      (0.17)         (1.48)          --          (1.65)
12/31/1999         14.02       (0.15)          12.04          11.89          --          (1.13)          --          (1.13)
12/31/1998         13.74        0.05            0.75           0.80       (0.24)         (0.28)          --          (0.52)
  Class Y
6/30/2003(l)       10.43        0.10            0.85           0.95          --             --           --             --
12/31/2002         13.11        0.01           (2.69)         (2.68)         --             --           --             --
12/31/2001         17.02       (0.02)          (3.89)         (3.91)         --             --           --             --
12/31/2000         25.81       (0.10)          (7.04)         (7.14)      (0.17)         (1.48)          --          (1.65)
12/31/1999         14.45        0.02           12.54          12.56       (0.07)         (1.13)          --          (1.20)
12/31/1998         14.35        0.25            0.77           1.02       (0.64)         (0.28)          --          (0.92)

Large Cap
Growth Fund*
  Class A
6/30/2003(l)      $ 8.87      $(0.02)         $ 1.09         $ 1.07      $   --         $   --          $--         $   --
12/31/2002         13.84       (0.04)          (4.93)         (4.97)         --             --           --             --
12/31/2001(k)      12.39       (0.02)           1.47           1.45          --             --           --             --
9/30/2001          21.67       (0.05)          (7.87)         (7.92)         --          (1.36)          --          (1.36)
9/30/2000          15.41       (0.13)           6.39           6.26          --             --           --             --
9/30/1999          10.32       (0.08)           5.17(h)        5.09        0.00(g)          --           --           0.00(g)
9/30/1998(i)       10.00        0.00(g)         0.32           0.32          --             --           --             --
  Class B
6/30/2003(l)        8.68       (0.05)           1.06           1.01          --             --           --             --
12/31/2002         13.62       (0.12)          (4.82)         (4.94)         --             --           --             --
12/31/2001(k)      12.22       (0.04)           1.44           1.40          --             --           --             --
9/30/2001          21.53       (0.17)          (7.78)         (7.95)         --          (1.36)          --          (1.36)
9/30/2000(j)       16.21       (0.26)           5.58           5.32          --             --           --             --

* The financial information for the periods through November 16, 2001 reflects the financial information for Kobrick Growth Fund's Class A shares and Class B shares which were reorganized into Class A shares and Class B shares of Large Cap Growth Fund, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and had a September 30 fiscal year end.
(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Had certain expenses not been reduced during the period, total returns would have been lower.
(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(g)  Amount rounds to less than $0.01 per share.
(h) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) for the period ended December 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(i)  For the period September 1, 1998 (inception) through December 31, 1998.

33               See accompanying notes to financial statements.

                                           Ratios to average net assets:
                                     -----------------------------------------
Net asset              Net assets,                 Expenses
  value,      Total       end of                after expense   Net investment   Portfolio
  end of      return   the period    Expenses    reductions      income (loss)   turnover
the period   (%) (a)     (000)        (%)(b)     (%) (b)(c)        (%) (b)       rate (%)
----------   -------   -----------   --------   -------------   --------------   ---------
  $10.90       8.6      $ 23,589      2.72          2.69             0.95            84
   10.04     (21.1)       22,232      2.34          2.32            (0.67)          125
   12.72     (23.5)       33,773      2.14          2.14            (0.74)          172
   16.62     (28.6)       54,826      1.96          1.96            (1.01)          212
   25.39      87.6(e)     67,197      2.00(f)       2.00(f)         (0.15)          229
   14.26       6.7(e)     47,444      1.91(f)       1.91(f)          1.04           105

   10.29       8.2         7,780      3.47          3.44             0.16            84
    9.51     (21.7)        8,950      3.09          3.07            (1.43)          125
   12.14     (24.1)       17,549      2.89          2.89            (1.48)          172
   15.99     (29.2)       29,013      2.71          2.71            (1.76)          212
   24.71      86.3(e)     29,045      2.75(f)       2.75(f)         (0.90)          229
   13.98       5.8(e)     19,797      2.66(f)       2.66(f)          0.29           105

   10.26       8.1         1,029      3.47          3.44             0.19            84
    9.49     (22.1)        1,195      3.09          3.07            (1.43)          125
   12.18     (24.1)        2,183      2.89          2.89            (1.50)          172
   16.05     (29.1)        5,656      2.71          2.71            (1.76)          212
   24.78      86.2(e)      1,267      2.75(f)       2.75(f)         (0.90)          229
   14.02       5.9(e)        860      2.66(f)       2.66(f)          0.29           105

   11.38       9.1         3,633      1.83          1.80             1.85            84
   10.43     (20.4)        3,330      1.60          1.58             0.07           125
   13.11     (23.0)        7,249      1.49          1.49            (0.11)          172
   17.02     (28.2)       11,940      1.39          1.39            (0.44)          212
   25.81      88.6(e)     14,441      1.55(f)       1.55(f)          0.10           229
   14.45       7.3(e)      5,552      1.31(f)       1.31(f)          1.64           105

  $ 9.94      12.1(e)   $ 11,025      1.40(f)       1.32(f)         (0.35)           31
    8.87     (35.9)(e)    11,340      1.40(f)       1.37(f)         (0.37)           44
   13.84      11.7(e)     27,873      1.40(f)       1.36(f)         (0.56)           27
   12.39     (38.5)(e)    27,668      1.40(f)       1.19(f)         (0.27)          724
   21.67      40.6(e)    103,087      1.40(f)       1.29(f)         (0.62)          826
   15.41      49.4(e)     46,827      1.40(f)       1.40(f)         (0.55)          632
   10.32       3.2(e)      1,054      1.40(f)       1.40(f)          0.32            11

    9.69      11.6(e)     12,028      2.15(f)       2.08(f)         (1.10)           31
    8.68     (36.3)(e)    11,758      2.15(f)       2.12(f)         (1.12)           44
   13.62      11.5(e)     24,087      2.15(f)       2.11(f)         (1.31)           27
   12.22     (38.9)(e)    22,811      2.15(f)       1.98(f)         (1.04)          724
   21.53      32.8(e)     35,680      2.15(f)       1.99(f)         (1.30)          826

(j)  For the period October 29, 1999 (inception) through September 30, 2000.
(k)  For the three months ended December 31, 2001.
(l)  For the six months ended June 30, 2003 (unaudited).

                              Financial Highlights

For a share outstanding throughout each period.

                                Income (loss) from investment operations:                     Less distributions:
                                -----------------------------------------   -------------------------------------------------------
                   Net asset
                     value,        Net         Net realized                   Dividends   Distributions
                   beginning    investment    and unrealized   Total from     from net      from net
                      of          income      gain (loss) on   investment    investment     realized      Return of       Total
                   the period     (loss)       investments     operations      income     capital gains    capital    distributions
                   ----------   ----------    --------------   ----------   -----------   -------------   ---------   -------------
Large Cap Growth
Fund*(continued)
      Class C
   6/30/2003(k)      $ 8.68     $(0.05)(d)       $ 1.06          $ 1.01       $   --         $   --        $   --        $   --
   12/31/2002         13.62      (0.12)(d)        (4.82)          (4.94)          --             --            --            --
   12/31/2001(k)      12.22      (0.04)(d)         1.44            1.40           --             --            --            --
   9/30/2001          21.54      (0.17)(d)        (7.79)          (7.96)          --          (1.36)           --         (1.36)
   9/30/2000(j)       16.21      (0.26)(d)         5.59            5.33           --             --            --            --
      Class Y
   6/30/2003(k)        8.97      (0.00)(d)(g)      1.09            1.09           --             --            --            --
   12/31/2002         13.93      (0.01)(d)        (4.95)          (4.96)          --             --            --            --
   12/31/2001(k)      12.46      (0.01)(d)         1.48            1.47           --             --            --            --
   9/30/2001          21.73      (0.01)(d)        (7.90)          (7.91)          --          (1.36)           --         (1.36)
   9/30/2000(j)       16.21      (0.06)(d)         5.58            5.52           --             --            --            --

Select Fund
      Class A
   6/30/2003(k)      $ 9.24     $(0.02)(d)       $ 1.12          $ 1.10       $   --         $   --        $   --        $   --
   12/31/2002(j)      10.96      (0.03)(d)        (1.69)          (1.72)          --             --            --            --
   12/31/2001         10.00      (0.01)(d)         0.97            0.96           --             --            --            --
      Class B
   6/30/2003(k)        9.12      (0.05)(d)         1.10            1.05           --             --            --            --
   12/31/2002(j)      10.90      (0.11)(d)        (1.67)          (1.78)          --             --            --            --
   12/31/2001         10.00      (0.07)(d)         0.97            0.90           --             --            --            --
      Class C
   6/30/2003(k)        9.12      (0.05)(d)         1.10            1.05           --             --            --            --
   12/31/2002(j)      10.90      (0.11)(d)        (1.67)          (1.78)          --             --            --            --
   12/31/2001         10.00      (0.07)(d)         0.97            0.90           --             --            --            --

Targeted Equity
Fund
      Class A
   6/30/2003(k)      $ 5.56     $(0.02)(d)       $ 1.10          $ 1.08       $   --         $   --        $   --        $   --
   12/31/2002          7.81      (0.06)(d)        (2.19)          (2.25)          --             --            --            --
   12/31/2001          9.36      (0.03)(d)        (1.49)          (1.52)       (0.03)            --            --         (0.03)
   12/31/2000         11.00       0.09(d)         (0.60)          (0.51)       (0.06)         (1.07)           --         (1.13)
   12/31/1999         11.36       0.02             1.57            1.59           --          (1.95)           --         (1.95)
   12/31/1998         10.41       0.08(d)          3.00            3.08        (0.10)         (1.67)        (0.36)        (2.13)
      Class B
   6/30/2003(k)        5.28      (0.04)(d)         1.03            0.99           --             --            --            --
   12/31/2002          7.47      (0.11)(d)        (2.08)          (2.19)          --             --            --            --
   12/31/2001          9.02      (0.09)(d)        (1.43)          (1.52)       (0.03)            --            --         (0.03)
   12/31/2000         10.67       0.01(d)         (0.58)          (0.57)       (0.01)         (1.07)           --         (1.08)
   12/31/1999         11.15      (0.05)            1.52            1.47           --          (1.95)           --         (1.95)
   12/31/1998         10.32       0.00(d)(g)       2.95            2.95        (0.06)         (1.67)        (0.39)        (2.12)

* The financial information for the periods through November 16, 2001 reflects the financial information for Kobrick Growth Fund's Class C shares and Class Y shares which were reorganized into Class C shares and Class Y shares of Large Cap Growth Fund, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and had a September 30 fiscal year end.
(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Had certain expenses not been reduced during the period total return would have been lower.
(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(g)  Amount rounds to less than $0.01 per share.
(h)  For the six months ended June 30, 2003 (unaudited).

35                  See accompanying notes to financial statements.

                                              Ratios to average net assets:
                                       ------------------------------------------
Net asset                Net assets,                 Expenses
  value,      Total        end of                  after expense   Net investment   Portfolio
  end of     return      the period    Expenses     reductions      income (loss)    turnover
the period   (%) (a)        (000)      (%) (b)     (%) (b)(c)         (%) (b)        rate (%)
----------   ---------   -----------   ---------   -------------   --------------   ---------
$   9.69      11.6 (e)   $    1,036      2.15(f)        2.07(f)       (1.10)            31
    8.68     (36.3)(e)        1,157      2.15(f)        2.12(f)       (1.12)            44
   13.62      11.5(e)         3,007      2.15(f)        2.11(f)       (1.33)            27
   12.22     (38.9)(e)        3,419      2.15(f)        1.98(f)       (1.04)           724
   21.54      32.9(e)         6,546      2.15(f)        2.01(f)       (1.32)           826

   10.06      12.2 (e)          977      1.15(f)        1.08(f)       (0.10)            31
    8.97     (35.6)(e)          792      1.15(f)        1.12(f)       (0.12)            44
   13.93      11.8(e)         1,196      1.15(f)        1.11(f)       (0.32)            27
   12.46     (38.3)(e)        1,251      1.15(f)        0.98(f)       (0.06)           724
   21.73      34.1(e)         1,746      1.15(f)        0.95(f)       (0.28)           826

$  10.34      11.9 (e)   $   79,128      1.70(f)        1.69(f)       (0.40)            16
    9.24     (15.7)(e)       68,660      1.70(f)        1.69(f)       (0.35)            12
   10.96       9.6 (e)       45,987      1.70(f)        1.63(f)       (0.08)            10

   10.17      11.5 (e)       95,842      2.45(f)        2.44(f)       (1.15)            16
    9.12     (16.3)(e)       85,794      2.45(f)        2.44(f)       (1.10)            12
   10.90       9.0 (e)       62,671      2.45(f)        2.39(f)       (0.83)            10

   10.17      11.5 (e)      100,267      2.45(f)        2.44(f)       (1.15)            16
    9.12     (16.3)(e)       86,269      2.45(f)        2.44(f)       (1.10)            12
   10.90       9.0 (e)       34,406      2.45(f)        2.39(f)       (0.86)            10

$   6.64      19.4       $  651,687      1.65           1.56          (0.73)           135
    5.56     (28.8)         602,989      1.47           1.39          (0.86)           223
    7.81     (16.2)       1,012,161      1.38           1.35          (0.39)           243
    9.36      (4.6)       1,413,685      1.18           1.16           0.83            266
   11.00      15.2        1,871,138      1.12           1.12           0.23            206
   11.36      33.4        1,825,107      1.12           1.12           0.74            202

    6.27      18.8           49,912      2.40           2.31          (1.48)           135
    5.28     (29.3)          45,633      2.23           2.15          (1.62)           223
    7.47     (16.8)          78,744      2.13           2.10          (1.14)           243
    9.02      (5.2)         107,594      1.93           1.91           0.08            266
   10.67      14.4          135,786      1.87           1.87          (0.52)           206
   11.15      32.4           75,444      1.87           1.87          (0.01)           202

                              Financial Highlights

For a share outstanding throughout each period.

                                Income (loss) from investment operations:                     Less distributions:
                   Net asset    -----------------------------------------   -------------------------------------------------------
                     value,        Net         Net realized                   Dividends   Distributions
                   beginning    investment    and unrealized   Total from     from net       from net
                      of          income      gain (loss) on   investment    investment      realized     Return of       Total
                   the period     (loss)       investments     operations      income     capital gains    capital    distributions
                   ----------   -----------   --------------   ----------   -----------   -------------   ---------   -------------
Targeted Equity
Fund (Continued)
    Class C
  6/30/2003(h)       $ 5.27     $(0.04)(d)        $ 1.04         $ 1.00       $   --         $   --        $   --        $   --
  12/31/2002           7.47      (0.11)(d)         (2.09)         (2.20)          --             --            --            --
  12/31/2001           9.02      (0.09)(d)         (1.43)         (1.52)       (0.03)            --            --         (0.03)
  12/31/2000          10.67       0.01(d)          (0.58)         (0.57)       (0.01)         (1.07)           --         (1.08)
  12/31/1999          11.15      (0.05)             1.52           1.47           --          (1.95)           --         (1.95)
  12/31/1998(f)       11.18       0.00(d)(e)        2.09           2.09        (0.06)         (1.67)        (0.39)        (2.12)
    Class Y
  6/30/2003(h)         5.63      (0.00)(d)(e)       1.10           1.10           --             --            --           --
  12/31/2002           7.85      (0.02)(d)         (2.20)         (2.22)          --             --            --           --
  12/31/2001           9.37       0.01(d)          (1.50)         (1.49)       (0.03)            --            --         (0.03)
  12/31/2000          11.01       0.12(d)          (0.60)         (0.48)       (0.09)         (1.07)           --         (1.16)
  12/31/1999(g)       11.94       0.03              0.99           1.02           --          (1.95)           --         (1.95)

(a) A sales charge and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e)  Amount rounds to less than $0.01 per share.
(f)  For the period September 1, 1998 (inception) through December 31, 1998.
(g)  For the period June 30, 1999 (inception) through December 31, 1999.
(h)  For the six months ended June 30, 2003 (unaudited).

37               See accompanying notes to financial statements.

                                               Ratios to average net assets:
                                        -------------------------------------------
Net asset                 Net assets,                  Expenses
  value,        Total       end of                   after expense   Net investment   Portfolio
  end of       return     the period     Expenses     reductions      income (loss)    turnover
the period     (%) (a)      (000)         (%) (b)     (%) (b)(c)         (%) (b)       rate (%)
----------   ----------   -----------   ----------   -------------   --------------   ---------
  $ 6.27         19.0       $ 2,419        2.40         2.31             (1.47)          135
    5.27        (29.5)        2,187        2.23         2.15             (1.62)          223
    7.47        (16.8)        4,162        2.13         2.10             (1.14)          243
    9.02         (5.2)        5,830        1.93         1.91              0.08           266
   10.67         14.4         8,754        1.87         1.87             (0.52)          206
   11.15         22.2         2,030        1.87         1.87             (0.01)          202

    6.73         19.5         6,391        0.98         0.88             (0.05)          135
    5.63        (28.3)        5,522        0.92         0.84             (0.31)          223
    7.85        (15.9)        8,785        0.87         0.83              0.13           243
    9.37         (4.2)       12,260        0.85         0.83              1.16           266
   11.01          9.7        15,418        0.87         0.87              0.48           206

                                    NOTES TO
                              FINANCIAL STATEMENTS

                          Notes To Financial Statements

For the Six Months Ended June 30, 2003 (unaudited)

1. Organization. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and CDC Nvest Funds Trust III (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the equity funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC Nvest Funds Trust I:
CDC Nvest Capital Growth Fund (the "Capital Growth Fund")
CDC Nvest International Equity Fund (the "International Equity Fund") CDC Nvest Large Cap Growth Fund (the "Large Cap Growth Fund")
CDC Nvest Targeted Equity Fund (the "Targeted Equity Fund")

CDC Nvest Funds Trust II:
CDC Nvest Growth and Income Fund (the "Growth and Income Fund")

CDC Nvest Funds Trust III:
CDC Nvest Select Fund (the "Select Fund")

Each Fund offers Class A, Class B, and Class C shares. Growth and Income Fund, International Equity Fund, Large Cap Growth Fund and Targeted Equity Fund also offer Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Effective April 14, 2003, securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

For the Six Months Ended June 30, 2003 (unaudited)

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. Forward Foreign Currency Contracts. The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions and gains realized from passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

g. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser (adviser for the Targeted Equity Fund) is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. Purchases and Sales of Securities. For the six months ended June 30, 2003, purchases and sales of securities (excluding U.S. Government/Agency securities and short-term investments) were as follows:

   Fund                      Purchases         Sales
-------------------------   ------------   ------------
Capital Growth Fund         $ 23,884,590   $ 31,801,721
Growth and Income Fund        31,643,651     44,356,467
International Equity Fund     27,545,769     30,194,293
Large Cap Growth Fund          7,447,849      9,736,378
Select Fund                   36,659,181     38,478,550
Targeted Equity Fund         895,941,461    960,054,354

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds except the Targeted Equity Fund. Capital Growth Management Limited Partnership ("CGM") is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

For the Six Months Ended June 30, 2003 (unaudited)

                                            Percentage of Average Daily Net Assets
                            --------------------------------------------------------------------
                                First          Next           Next          Next         Over
           Fund             $200 million   $300 million   $500 million   $1 billion   $2 billion
-------------------------   ------------   ------------   ------------   ----------   ----------
Capital Growth Fund            0.750%         0.700%         0.650%        0.650%       0.650%
Growth and Income Fund         0.700%         0.650%         0.600%        0.600%       0.600%
International Equity Fund      0.900%         0.850%         0.800%        0.800%       0.800%
Large Cap Growth Fund          0.900%         0.900%         0.900%        0.900%       0.900%
Select Fund                    1.000%         1.000%         1.000%        0.950%       0.950%
Targeted Equity Fund           0.750%         0.700%         0.650%        0.650%       0.600%

For the six months ended June 30, 2003, the management fees and waivers for each Fund were as follows:

                                                                   Percentage of Average
                               Gross     Waiver of       Net         Daily Net Assets*
                            Management   Management   Management   ---------------------
           Fund                Fee          Fee          Fee          Gross     Net
-------------------------   ----------   ----------   ----------      ------   ------
Capital Growth Fund         $  277,716           --   $  277,716      0.750%   0.750%
Growth and Income Fund         749,205           --      749,205      0.696%   0.696%
International Equity Fund      156,799           --      156,799      0.900%   0.900%
Large Cap Growth Fund          108,397       66,291       42,106      0.900%   0.350%
Select Fund                  1,218,219           --    1,218,219      1.000%   1.000%
Targeted Equity Fund         2,305,817           --    2,305,817      0.703%   0.703%

* Annualized

CDC IXIS Advisers has entered into subadvisory agreements for each Fund listed below. Payments to CDC IXIS Advisers are reduced by payments to the subadvisers.

Capital Growth Fund         Westpeak Global Advisors, L.P.
Growth and Income Fund      Harris Associates L.P.
International Equity Fund   Loomis, Sayles &  Company, L.P.
Large Cap Growth Fund       Vaughan, Nelson, Scarborough
                              & McCullough, L.P.
Select Fund                 Harris Associates L.P.

CDC IXIS Advisers and each of the subadvisers are wholly-owned subsidiaries of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"), CGM is a 50% owned subsidiary of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers and Loomis Sayles are also officers or Trustees of the Funds.

Broker commissions paid to affiliated broker/dealers by the Funds were as follows:

    Fund                   Commission
-----------                ----------
Select Fund                  $5,600

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Funds and has subcontracted with Investors Bank & Trust Company ("IBT"), to serve as subadministrator. Pursuant to an agreement among the Trusts, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

               (1)  Percentage of Eligible Average Daily Net Assets

                      First         Next         Over
                    $5 billion   $5 billion   $10  billion
                    ----------   ----------   ------------
                      0.0600%      0.0500%      0.0450%

               or

               (2) Each Fund's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $3.4 million.

For the six months ended June 30, 2003, fees paid to CIS for accounting and administrative expense were as follows:

                              Accounting
                                  And        Percentage of Average
           Fund             Administrative     Daily Net Assets*
-------------------------   --------------   ---------------------
Capital Growth Fund            $ 30,325            0.082%
Growth and Income Fund           87,904            0.082%
International Equity Fund        14,224            0.082%
Large Cap Growth Fund          $  9,816            0.082%
Select Fund                     100,255            0.082%
Targeted Equity Fund            267,299            0.081%

*Annualized

For the Six Months Ended June 30, 2003 (unaudited)

c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Classes A, B and C pay service fees monthly representing the higher amount based on the following calculations:

     (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

             First          Next          Over
           $5 billion     $5 billion   $10.7 billion
           ----------     ----------   -------------
             0.184%         0.180%        0.175%

          Each Class of shares is subject to an annual class minimum of $18,000.

     or

     (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $9.8 million.

In addition, pursuant to other servicing agreements, Classes A, B and C pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS and BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the six months ended June 30, 2003, amounts paid to CIS as compensation for its services as transfer agent were as follows:

           Fund             Transfer Agent Fee
-------------------------   ------------------
Capital Growth Fund             $  170,865
Growth and Income Fund             436,998
International Equity Fund           69,054
Large Cap Growth Fund               52,445
Select Fund                        353,044
Targeted Equity Fund             1,431,154

Effective July 1, 2003, the annual aggregate minimum fee changed to $8.1 million.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS North America), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.
Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the six months ended June 30, 2003, the Funds paid the following service and distribution fees:

                                      Service Fee              Distribution Fee
                            ------------------------------   -------------------
Fund                        Class A    Class B     Class C    Class B   Class C
-------------------------   --------   --------   --------   --------   --------
Capital Growth Fund         $ 71,878   $ 19,623   $  1,071   $ 58,869   $  3,212
Growth and Income Fund       161,260     85,465      8,625    256,393     25,875
International Equity Fund     28,080      9,924      1,376     29,773      4,129
Large Cap Growth Fund         13,468     14,315      1,272     42,944      3,814
Select Fund                   86,813    107,512    110,230    322,536    330,688
Targeted Equity Fund         753,315     56,996      2,682    170,988      8,047

For the Six Months Ended June 30, 2003 (unaudited)

Prior to September 13, 1993 for Capital Growth Fund and International Equity Fund and June 1, 1993 for Targeted Equity Fund, to the extent that reimbursable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at December 31, 2002 are as follows:

          Fund
-------------------------
Capital Growth Fund         $  563,284
International Equity Fund      514,256
Targeted Equity Fund         2,030,882

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the six months ended June 30, 2003 were as follows:

          Fund
-------------------------
Capital Growth Fund         $ 56,019
Growth and Income Fund       211,389
International Equity Fund     41,038
Large Cap Growth Fund         32,968
Select Fund                  422,448
Targeted Equity Fund         232,830

e. Trustees Fees and Expenses.

Effective June 10, 2003, the Board of Trustees approved the unification of the CDC Nvest Funds Board of Trustees with the Loomis Sayles Funds I and Loomis Sayles Funds II Boards of Trustees. The result is a combined Board of Trustees comprised of CDC Nvest Funds Trustees and Loomis Sayles Trustees that will jointly govern CDC Nvest Funds Trusts I, II, III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust and AEW Real Estate Income Fund (the "CDC Nvest Funds") and Loomis Sayles Funds I and Loomis Sayles Funds II (the "Loomis Sayles Funds").

The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional Board and committee meeting, in excess of four meetings per year, at the rate of $4,500 and $1,750, respectively. These fees are allocated to the various CDC Nvest Funds and Loomis Sayles Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds or Loomis Sayles Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f. Publishing Services. CIS performs certain desktop publishing services for the Funds. Fees for these services are presented in the statements of operations as shareholder reporting. For the six months ended June 30, 2003, amounts paid to CIS as compensation for these services were as follows:

                             Publishing
         Fund               Services Fee
-------------------------   ------------
Capital Growth Fund            $554
Growth and Income Fund          554
International Equity Fund       554
Large Cap Growth Fund           591
Select Fund                     554
Targeted Equity Fund            554

For the Six Months Ended June 30, 2003 (unaudited)

5. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                                      Capital Growth Fund
                                                                      --------------------------------------------------
                                                                         Six Months Ended
                                                                          June 30, 2003               Year Ended
                                                                           (unaudited)             December 31, 2002
                                                                      ----------------------   -------------------------
                                                                       Shares      Amount        Shares        Amount
                                                                      --------   -----------   ----------   ------------
Class A:
   Shares sold ....................................................    181,266   $ 1,607,738      761,322   $  8,210,459
   Shares issued - merger .........................................         --            --           --             --
                                                                      --------   -----------   ----------   ------------
                                                                       181,266     1,607,738      761,322      8,210,459
   Shares repurchased .............................................   (786,114)   (6,942,030)  (2,161,141)   (22,158,435)
                                                                      --------   -----------   ----------   ------------
   Net increase (decrease) ........................................   (604,848)  $(5,334,292)  (1,399,819)  $(13,947,976)
                                                                      --------   -----------   ----------   ------------

Class B:
   Shares sold ....................................................    121,089   $   951,785      237,784   $  2,165,602
   Shares issued - merger .........................................         --            --           --             --
                                                                      --------   -----------   ----------   ------------
                                                                       121,089       951,785      237,784      2,165,602
Shares repurchased ................................................   (362,535)   (2,821,251)  (1,425,706)   (13,198,190)
                                                                      --------   -----------   ----------   ------------
Net increase (decrease) ...........................................   (241,446)  $(1,869,466)  (1,187,922)  $(11,032,588)
                                                                      --------   -----------   ----------   ------------

Class C:
   Shares sold ....................................................     14,497   $   113,193       19,550   $    183,007
   Shares issued - merger .........................................         --            --           --             --
                                                                      --------   -----------   ----------   ------------
                                                                        14,497       113,193       19,550        183,007
   Shares repurchased .............................................    (18,182)     (142,779)     (72,021)      (637,881)
                                                                      --------   -----------   ----------   ------------
   Net increase (decrease) ........................................     (3,685)  $   (29,586)     (52,471)  $   (454,874)
                                                                      --------   -----------   ----------   ------------

Class Y:
   Shares sold ....................................................         --   $        --           --   $         --
   Shares issued - merger .........................................         --            --           --             --
                                                                      --------   -----------   ----------   ------------
                                                                            --            --           --             --
   Shares repurchased .............................................         --            --           --             --
                                                                      --------   -----------   ----------   ------------
   Net increase (decrease) ........................................         --   $        --           --   $         --
                                                                      --------   -----------   ----------   ------------
   Increase (decrease) derived from capital shares transactions ...   (849,979)  $(7,233,344)  (2,640,212)  $(25,435,438)
                                                                      ========   ===========   ==========   ============

                Growth and Income Fund                                  International Equity Fund
-----------------------------------------------------   ----------------------------------------------------
     Six Months Ended                                       Six Months Ended
      June 30, 2003                 Year Ended                June 30, 2003               Year Ended
       (unaudited)               December 31, 2002             (unaudited)             December 31, 2002
-------------------------   -------------------------   ------------------------   -------------------------
  Shares        Amount        Shares        Amount        Shares        Amount       Shares        Amount
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
   832,568   $  8,513,025      945,632   $ 10,205,721    3,599,021   $35,877,234    2,754,333   $ 29,936,420
 5,074,156     54,768,963           --             --           --            --           --             --
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
 5,906,724     63,281,988      945,632     10,205,721    3,599,021    35,877,234    2,754,333     29,936,420
(1,601,712)   (15,602,263)  (4,978,487)   (52,521,283)  (3,647,946)  (36,652,973)  (3,196,260)   (35,287,699)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
 4,305,012   $ 47,679,725   (4,032,855)  $(42,315,562)     (48,925)  $  (775,739)    (441,927)  $ (5,351,279)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------

   428,335   $  5,429,495      601,736   $  6,071,959       28,085   $   266,637       82,990   $    907,560
 1,412,967     14,552,145           --             --           --            --           --             --
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
 1,841,302     19,981,640      601,736      6,071,959       28,085       266,637       82,990        907,560
(1,187,109)   (12,071,019)  (3,266,561)   (33,165,088)    (213,003)   (1,994,900)    (587,425)    (6,411,587)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
   654,193   $  7,910,621   (2,664,825)  $(27,093,129)    (184,918)  $(1,728,263)    (504,435)  $ (5,504,027)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------

   210,243   $  2,064,048       96,568   $    935,777        2,664   $    25,356      322,458   $  3,276,144
   101,458      1,043,494           --             --           --            --           --             --
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
   311,701      3,107,542       96,568        935,777        2,664        25,356      322,458      3,276,144
   (91,527)      (948,256)    (310,868)    (3,192,896)     (28,323)     (274,102)    (375,769)    (3,937,764)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
   220,174   $  2,159,286     (214,300)  $ (2,257,119)     (25,659)  $  (248,746)     (53,311)  $   (661,620)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------

    30,713   $    296,480      331,631   $  3,818,587           --   $        --       18,164   $    231,399
 1,419,921     15,668,839           --             --           --            --           --             --
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
 1,450,634     15,965,319      331,631      3,818,587           --            --       18,164        231,399
   (55,302)      (565,416)    (228,979)    (2,533,494)          --            --     (251,729)    (3,235,184)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
 1,395,332   $ 15,399,903      102,652   $  1,285,093           --   $        --     (233,565)  $ (3,003,785)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
 6,574,711   $ 73,149,535   (6,809,328)  $(70,380,717)    (259,502)  $(2,752,748)  (1,233,238)  $(14,520,711)
==========   ============   ==========   ============   ==========   ===========   ==========   ============

For the Six Months Ended June 30, 2003

                                                                                     Large Cap Growth Fund
                                                                      --------------------------------------------------
                                                                         Six Months Ended
                                                                          June 30, 2003               Year Ended
                                                                           (unaudited)             December 31, 2002
                                                                      ----------------------   -------------------------
                                                                       Shares       Amount       Shares        Amount
                                                                      --------   -----------   ----------   ------------
Class A
   Shares sold ....................................................     76,708   $   702,570      202,098   $  2,343,505
   Shares repurchased .............................................   (246,289)   (2,243,053)    (936,669)   (10,274,458)
                                                                      --------   -----------   ----------   ------------
   Net increase (decrease) ........................................   (169,581)  $(1,540,483)    (734,571)  $ (7,930,953)
                                                                      --------   -----------   ----------   ------------

Class B
   Shares sold ....................................................     74,435   $   669,241      131,877   $  1,421,109
   Shares repurchased .............................................   (187,969)   (1,657,599)    (545,262)    (5,619,744)
                                                                      --------   -----------   ----------   ------------
   Net increase (decrease) ........................................   (113,534)  $  (988,358)    (413,385)  $ (4,198,635)
                                                                      --------   -----------   ----------   ------------

Class C
   Shares sold ....................................................      2,961   $    26,527       16,263   $    176,036
   Shares repurchased .............................................    (29,307)     (256,400)    (103,754)    (1,097,229)
                                                                      --------   -----------   ----------   ------------
   Net increase (decrease) ........................................    (26,346)  $  (229,873)     (87,491)  $   (921,193)
                                                                      --------   -----------   ----------   ------------

Class Y
   Shares sold ....................................................     20,846   $   191,813       24,593   $    275,632
   Shares repurchased .............................................    (12,111)     (109,199)     (22,048)      (266,349)
                                                                      --------   -----------   ----------   ------------
   Net increase (decrease) ........................................      8,735   $    82,614        2,545   $      9,283
                                                                      --------   -----------   ----------   ------------
   Increase (decrease) derived from capital shares transactions ...   (300,726)  $(2,676,100)  (1,232,902)  $(13,041,498)
                                                                      ========   ===========   ==========   ============

                    Select Fund                                         Targeted Equity Fund
-----------------------------------------------------   --------------------------------------------------------
    Six Months Ended                                       Six Months Ended
     June 30, 2003               Year Ended                  June 30, 2003                  Year Ended
      (unaudited)             December 31, 2002               (unaudited)                December 31, 2002
-------------------------   -------------------------   --------------------------   ---------------------------
  Shares        Amount        Shares        Amount         Shares        Amount         Shares         Amount
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------
 1,238,200   $ 11,705,826    5,396,731   $ 55,604,458     1,655,112   $  9,685,537     2,888,014   $  20,668,849
(1,016,023)    (9,400,378)  (2,164,581)   (21,141,953)  (11,795,900)   (68,541,790)  (24,057,649)   (169,752,395)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------
   222,177   $  2,305,448    3,232,150   $ 34,462,505   (10,140,788)  $(58,856,253)  (21,169,635)  $(149,083,546)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------

   994,127   $  9,231,828    5,734,108   $ 59,212,895       405,821   $  2,296,477       808,645   $   5,457,636
  (974,847)    (8,845,029)  (2,077,257)   (19,685,531)   (1,091,726)    (5,992,811)   (2,703,038)    (18,188,643)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------
    19,280   $    386,799    3,656,851   $ 39,527,364      (685,905)  $ (3,696,334)   (1,894,393)  $ (12,731,007)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------

 1,490,460   $ 13,879,247    7,600,954   $ 78,413,530        26,505   $    158,512        42,117   $     286,122
(1,088,184)   (10,021,930)  (1,299,396)   (12,288,042)      (55,082)      (293,390)     (184,345)     (1,163,741)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------
   402,276   $  3,857,317    6,301,558   $ 66,125,488       (28,577)  $   (134,878)     (142,228)  $    (877,619)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------

        --   $         --           --   $         --        46,822   $    283,423        72,523   $     518,150
        --             --           --             --       (79,083)      (457,097)     (209,324)     (1,536,133)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------
        --   $         --           --   $         --       (32,261)  $   (173,674)     (136,801)  $  (1,017,983)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------
   643,733   $  6,549,564   13,190,559   $140,115,357   (10,887,531)  $(62,861,139)  (23,343,057)  $(163,710,155)
==========   ============   ==========   ============   ===========   ============   ===========   =============

6. Line of Credit. The Funds that comprise the CDC Nvest Funds Trusts participate in a $50,000,000 committed line of credit provided by IBT. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.10% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six months ended June 30, 2003.

7. Security Lending. Each Fund has entered into an agreement with IBT, as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at June 30, 2003, is as follows:

                           Market Value of    Value of Collateral
        Fund             Securities on Loan        Received
----------------------   ------------------   -------------------
Capital Growth Fund         $  1,931,626         $  2,020,700
Growth and Income Fund        20,758,176           21,658,725
International Equity           2,799,226            2,947,932
Large Cap Growth Fund          1,710,203            1,768,890
Select Fund                   28,166,646           29,708,515
Targeted Equity Fund         105,092,606          107,614,296

8. Expense Reductions and Contingent Expense Obligations. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statements of operations. For the six months ended June 30, 2003, expenses were reduced under these agreements as follows:

         Fund               Reductions
-------------------------   ----------
Capital Growth Fund          $ 11,466
Growth and Income Fund         26,603
International Equity Fund       5,553
Large Cap Growth Fund           9,140
Select Fund                    13,930
Targeted Equity Fund          319,999

CDC IXIS Advisers has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. For the six months ended June 30, 2003, and in addition to the waiver of management fees as discussed in note 4, certain class level expenses have been reimbursed as follows: Growth and Income Fund $61,423; Large Cap Growth Fund $104,494; and Select Fund $287,310. These undertakings are in effect until the dates indicated below and will be reevaluated on an annual basis. The expense limitation for Growth and Income Fund began June 1, 2003.

If in the following fiscal year the actual operating expenses of a Fund that previously received a deferral or reimbursement are less than the expense limit for that Fund, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At June 30, 2003, the expense limits as a percentage of average daily net assets and amounts subject to possible reimbursement under the expense limitation agreements were as follows:

                             Expense Limit as a Percentage
                              of Average Daily Net Assets                         Expenses Subject
                         -------------------------------------     Expiration        to Possible
       Fund              Class A   Class B   Class C   Class Y      of Waiver       Reimbursement
----------------------   -------   -------   -------   -------   --------------   ----------------
Growth and Income Fund    1.30%     2.05%     2.05%     1.05%    April 30, 2004       $ 61,421
Large Cap Growth Fund     1.40%     2.15%     2.15%     1.15%    April 30, 2004        586,369
Select Fund               1.70%     2.45%     2.45%       --%    April 30, 2004        495,448

9. Concentration of Risk. International Equity Fund had the following geographic concentrations in excess of 10% of its total net assets at June 30, 2003: United Kingdom 23.1% and Japan 16.8%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

Select Fund is a non-diversified Fund. Compared with diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular company. Therefore, the Fund's returns could be significantly affected by the performance of any one of the small number of stocks in its portfolio.

10. Acquisition of Assets. After the close of business on June 27, 2003, Growth and Income Fund acquired all the assets and liabilities of CDC Nvest Balanced Fund ("Balanced Fund"), pursuant to a plan of reorganization approved by its shareholders on June 17, 2003. The acquisition was accomplished by a tax-free exchange of 5,074,156 Class A shares of Growth and Income Fund for 6,129,454 shares of Balanced Fund Class A, 1,412,967 Class B shares of Growth and Income Fund for 1,623,926 shares of Balanced Fund Class B, 101,458 Class C shares of Growth and Income Fund for 116,986 shares of Balanced Fund Class C and 1,419,921 Class Y shares of Growth and Income Fund for 1,771,498 shares of Balanced Fund Class Y. Balanced Fund net assets at that date $86,033,441, including $6,680,807 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $236,323,033. The combined net assets of the Fund immediately following the acquisition were $322,356,474.

                                     Notes

                                     Notes

                                     Notes

Item 2.  Code of Ethics.
Not applicable.

Item 3.  Audit Committee Financial Expert.
Not applicable.

Item 4.  Principal Accountant Fees and Services.
Not applicable.

Item 5.  Audit Committee of Listed Registrants.
Not applicable.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.  [Reserved.]

Item 9.   Controls and Procedures.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10.  Exhibits.

(a) Code of Ethics - Not applicable.

(b) Certifications of Principal Executive Officer and Principal
    Financial Officer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CDC Nvest Funds Trust III

                                        By: /s/ John T. Hailer
                                           ----------------------------
                                        Name:    John T. Hailer
                                        Title:   President
                                        Date:    August 28, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                        By: /s/ John T. Hailer
                                           ----------------------------
                                        Name:    John T. Hailer
                                        Title:   Chief Executive Officer
                                        Date:    August 28, 2003

                                        By: /s/ Nicholas Palmerino
                                           ----------------------------
                                        Name:  Nicholas Palmerino
                                        Title: Treasurer
                                        Date:  August 28, 2003

EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.